The relief described hereinbelow is SO ORDERED.

Signed February 11, 2009.

ROBERT D. BERGER
United States Bankruptcy Judge

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF KANSAS

In re:	Chapter 11
CRESCENT OIL COMPANY, INC.	Case Nos. 09-20258
CRESCENT STORES CORPORATION	09-20259
CRESCENT BUSINESS DEVELOPMENT CORP.	09-20260
CRESCENT REALTY, INC., and	09-20261
CRESCENT FUELS, INC.	09-20262
Debtors.	

STIPULATION AND INTERIM ORDER (I) AUTHORIZING SECURED POST-PETITION FINANCING ON A SUPERPRIORITY BASIS PURSUANT TO 11 U.S.C. § 364, (II) AUTHORIZING USE OF CASH COLLATERAL PURSUANT TO 11 U.S.C. §§ 363 AND 364, (III) GRANTING ADEQUATE PROTECTION PURSUANT TO 11 U.S.C. §§ 363 AND 364, AND (IV) SCHEDULING A FINAL HEARING PURSUANT TO BANKRUPTCY RULE 4001(C)

Upon the emergency motion (the "**Motion**") dated February 10, 2009 of Crescent Oil Company, Inc., Crescent Stores Corporation, Crescent Business Development Corp., Crescent Realty, Inc., and Crescent Fuels, Inc. the Debtors and Debtors in possession (collectively, the

"**Debtors**"), (a) seeking this Court's authorization pursuant to Sections 363(c), 364(c)(1), 364(c)(2), 364(c)(3) and 364(d)(1) of Title 11 of the United States Code, 11 U.S.C. §§ 101, et seq. (as amended, the "**Bankruptcy Code**") and Rules 2002, 4001(c) and 9014 of the Federal Rules of Bankruptcy Procedure (as amended, the "**Bankruptcy Rules**"), for the Debtors, inter alia, (i) to obtain secured post-petition financing (the "**Post-Petition Financing**") up to an aggregate principal amount not to exceed $4,250,000[1] from M&I Marshall & Ilsley Bank, as the Lender (the "**Lender**"), (ii) to grant the Lender, pursuant to Bankruptcy Code §§ 364(c) and 364(d), security interests in all of the Debtors' presently owned and after-acquired personal property and Pre-Petition Collateral (as defined below) and (iii) grant the Lender, pursuant to Bankruptcy Code § 364(c)(1), priority in payment with respect to such obligations over any and all administrative expenses of the kinds specified in Bankruptcy Code §§ 503(b) and 507(b), other than in respect of the Carve-Out (as defined below); (b) seeking this Court's authorization, pursuant to Bankruptcy Code § 363(c), to use Cash Collateral (as defined below) and, pursuant to Bankruptcy Code §§ 361, 363(e) and 364(d), to provide adequate protection to the Lender with respect to any diminution in the value of the Lender's interest in the Pre-Petition Collateral (as defined below) resulting from the priming liens and security interests to be granted herein pursuant to Bankruptcy Code § 364(d) to secure the Post-Petition Financing, the use of Cash Collateral, the use, sale or lease of the Pre-Petition Collateral (other than Cash Collateral) and the imposition of the automatic stay pursuant to Bankruptcy Code § 362(a); (c) seeking a preliminary hearing (the "**Preliminary Hearing**") on the Motion to consider entry of an interim order pursuant to Bankruptcy Rule 4001; and (d) requesting that a

[1] The Post-Petition Financing shall consist of a $3,300,000 revolving line of credit and a $950,000 credit support obligation to ConocoPhillips Company as further described herein.

final hearing (the "**Final Hearing**") be scheduled, and that notice procedures in respect of the Final Hearing be established by this Court to consider entry of a final order authorizing on a final basis, inter alia, the Post-Petition Financing and the use of Cash Collateral (this "**Order**"); the Preliminary Hearing having been held before this Court; due and sufficient notice of the Motion and the Preliminary Hearing under the circumstances having been given; and upon the entire record made at the Preliminary Hearing, and this Court having found good and sufficient cause appearing therefore,

THE DEBTORS AND THE LENDER STIPULATE AND THE COURT FINDS, DETERMINES, ORDERS, ADJUDGES, AND DECREES THAT:

1. On February 7, 2009 and February 8, 2009 (the "**Petition Date**"), the Debtors respectively each filed their voluntary petitions for relief with this Court under Chapter 11 of the Bankruptcy Code (these "**Chapter 11 Cases**"). The Debtors are continuing in possession of their property, and operating and managing their businesses as a debtors in possession pursuant to Bankruptcy Code §§ 1107 and 1108.

2. This Court has jurisdiction over these Chapter 11 Cases and the Motion pursuant to 28 U.S.C. §§ 157(b) and 1334. Consideration of the Motion constitutes a core proceeding as defined in 28 U.S.C. § 157(b)(2).

3. Without prejudice to the rights of any other party (but subject to the limitations thereon described below in Paragraph 40), the Debtors acknowledge and stipulate that from time to time prior to the Petition Date, the Lender loaned money to or for the benefit of certain of the Debtors, pursuant to the terms and conditions of that certain Loan and Security Agreement dated May 18, 2005 ("**Base Agreement**"), as amended by that certain Amendment No. 1 to Loan and Security Agreement and Other Transaction Documents dated August 17, 2005 ("**1st**

Amendment"); Amendment No. 2 to Loan and Security Agreement and Other Transaction Documents dated January 18, 2006 ("**2nd Amendment**"); Amendment No. 3 to Loan and Security Agreement and Other Transaction Documents dated May 31, 2006 ("**3rd Amendment**"); Amendment No. 4 to Loan and Security Agreement and Other Transaction Documents dated August 28, 2006 ("**4th Amendment**"); Amendment No. 5 to Loan and Security Agreement and Other Transaction Documents dated August 31, 2006 ("**5th Amendment**"); Amendment No. 6 to Loan and Security Agreement and Other Transaction Documents dated May 10, 2007 ("**6th Amendment**"); Amendment No. 7 to Loan and Security Agreement and Other Transaction Documents dated June 21, 2007 ("**7th Amendment**"); a Forbearance and Modification Agreement dated December 31, 2007 ("**First FMA**"); a Second Forbearance and Modification Agreement dated January 18, 2008 ("**Second FMA**"); a Third Forbearance and Modification Agreement dated February 22, 2008 ("**Third FMA**"); a Fourth Forbearance and Modification Agreement dated March 7, 2008, 2008 ("**Fourth FMA**"); a Fifth Forbearance and Modification Agreement dated March 24, 2008 ("**Fifth FMA**"); and a Sixth Forbearance and Modification Agreement dated May 15, 2008 ("**Sixth FMA**"); and a Seventh Forbearance and Modification Agreement dated June 27, 2008 ("**Seventh FMA**"); an Eighth Forbearance and Modification Agreement dated July 21, 2008 ("**Eighth FMA**"); a Ninth Forbearance and Modification Agreement dated August 29, 2008 ("**Ninth FMA**"); and a Tenth Forbearance and Modification Agreement dated September 16, 2008 ("**Tenth FMA**"); and an Eleventh Forbearance and Modification Agreement dated October 31, 2008 ("**Eleventh FMA**"); and a Twelfth Forbearance and Modification Agreement dated December 1, 2008 ("**Twelfth FMA**") (the Base Agreement, 1st Amendment, 2nd Amendment, 3rd Amendment, 4th Amendment, 5th Amendment, 6th Amendment, 7th Amendment, First FMA, Second FMA, Third FMA, Fourth

FMA, Fifth FMA, Sixth FMA, Seventh FMA, Eighth FMA, Ninth FMA, Tenth FMA, Eleventh FMA, and Twelfth FMA are collectively referred to herein as the "**Pre-Petition Loan Agreement**"), and Philip L. Near, Titan Global Holdings, Inc., and Crescent Fuels, Inc. each guaranteed payment and performance of the Lender Pre-Petition Loan Indebtedness (hereinafter defined) and as further documented, recorded and evidenced by various other agreements, instruments, financing statements and documents entered into in connection with the Pre-Petition Loan Agreement, all as may have been amended, modified or restated from time to time (collectively, including the Loan Agreement, the "**Lender Pre-Petition Agreements**").[2]

4. Without prejudice to the rights of any other party (but subject to the limitations thereon described below in Paragraph 40), the Debtors acknowledge and stipulate that, in accordance with the terms of the Lender Pre-Petition Agreements, the Debtors are truly and justly indebted to the Lender, without defense, counterclaim or offset of any kind, and that as of February 7, 2009, (i) the Debtors were liable to the Lender in respect of loans made pursuant to the Lender Pre-Petition Agreements in the aggregate principal amount of approximately $37,140,376.31 inclusive of a $2,000,000 undrawn up letter of credit (exclusive of interest and fees accrued and unpaid thereon and other costs, expenses and indemnities), and (ii) pursuant to the Lender Pre-Petition Agreements, the Debtors were liable to the Lender for accrued and unpaid interest, commitment fees, attorneys' and advisors' fees, other out-of-pocket expenses, costs and indemnities (collectively, subsections (i), and (ii) of this paragraph are the "**Lender Pre-Petition Loan Indebtedness**").

[2] Capitalized terms not otherwise defined herein shall have the definitions set forth in the Lender Pre-Petition Agreements.

5. Without prejudice to the rights of any other party (but subject to the limitations thereon described below in Paragraph 40), the Debtors acknowledge and stipulate that under the Lender Pre-Petition Agreements and as security for repayment of the Lender Pre-Petition Indebtedness, the Debtors granted to the Lender security interests in, and liens upon, substantially all of their assets, as more fully described in the Lender Pre-Petition Agreements, which are incorporated herein by reference (collectively, including Cash Collateral (as defined below), the "**Pre-Petition Collateral**").

6. Without prejudice to the rights of any other party (but subject to the limitations thereon described below in Paragraph 40), the Debtors acknowledge and stipulate that the Lender's security interests in and liens on the Pre-Petition Collateral were properly perfected and are valid and enforceable first priority liens on and security interests in the Pre-Petition Collateral, subject to the Prior Permitted Liens (as defined below). The Debtors further acknowledge that, subject to the Prior Permitted Liens (as defined below), their cash constitutes proceeds of the Pre-Petition Collateral and, therefore, is cash collateral of the Lender within the meaning of Bankruptcy Code § 363(a) ("**Cash Collateral**"). The Lender is entitled, pursuant to Bankruptcy Code §§ 361 and 363(e), to adequate protection of their interest in the Pre-Petition Collateral, including for the use of Cash Collateral, the use, sale or lease of the Pre-Petition Collateral other than Cash Collateral, and for the imposition of the automatic stay.

7. The Debtors do not have sufficient available sources of working capital and financing to operate their businesses in the ordinary course of business or operate their businesses and maintain their property in accordance with state and federal law and have commenced the orderly liquidation of their businesses and assets. In order to complete their orderly liquidation and maximize assets for the benefit of their creditors and estates, the Debtors'

have an immediate need for the financing set forth in this Order. Such orderly liquidation is to be accomplished by the sale of substantially all of the Debtors' assets pursuant to 11 U.S.C. § 363 (the "**Sale**"). In the absence of the Post-Petition Financing and the use of Cash Collateral, the orderly liquidation of the Debtors' businesses and assets would not be possible, and would cause serious and irreparable harm to the Debtors and their estates.

8. Given the Debtors' current financial condition, financing arrangements and capital structure, the Debtors cannot obtain unsecured credit allowable under Bankruptcy Code § 503(b)(1) as an administrative expense. Financing on a post-petition basis is not otherwise available without the Debtors (i) granting, pursuant to Bankruptcy Code § 364(c)(1), claims having priority over any and all administrative expenses of the kinds specified in Bankruptcy Code §§ 503(b) and 507(b), other than as described below in respect of the Carve-Out (as defined below), (ii) securing, pursuant to Bankruptcy Code §§ 364(c) and (d), such indebtedness and obligations with security interests in and liens on all of the Debtors' personal property, real property, and the Pre-Petition Collateral as described below, and (iii) providing for adequate protection of the Lender's interests as described below.

9. Notice of the Preliminary Hearing and the relief requested in the Motion has been given, electronically or otherwise, to at least (i) the Office of the United States Trustee, (ii) counsel to the Lender, (iii) the creditors holding the 20 largest unsecured claims against the Debtors on a consolidated basis, and (iv) all other known parties who filed financing statements, or, to the best of the knowledge of the Debtors, have liens on or security interests in the Debtors' assets or property. Under the circumstances, such notice of the Preliminary Hearing and the relief requested in the Motion constitutes adequate and sufficient notice under Bankruptcy Code

§§ 102(1), 364(c) and 364(d) and Bankruptcy Rules 2002 and 4001(c), and no other notice need be given.

10. At the Preliminary Hearing, the court considered representations made by counsel, offers of proof, and/or testimony regarding:

(i) the negotiations pertaining to this Order;

(ii) the necessity for this Order;

(iii) the events leading up to the filing of these Chapter 11 Cases by the Debtors;

(iv) The Debtors' need for credit to the extent necessary to avoid immediate and irreparable harm to their estates, pending a final hearing in accordance with Bankruptcy Rule 4001(c); and

(v) those expenses necessary to avoid immediate and irreparable harm to their estates.

11. Based on the record presented to the Court by the Debtors at the Preliminary Hearing, the Post-Petition Financing has been negotiated in good faith and at arm's length between the Debtors and the Lender, and any credit extended, and loans made to the Debtors pursuant to the Lender Pre-Petition Agreements shall be deemed to have been extended, issued or made, as the case may be, in good faith by the Lender as required by, and within the meaning of, Bankruptcy Code § 364(e).

12. Based on the record presented to the Court by the Debtors at the Preliminary Hearing, the terms of the Post-Petition Financing appear to be fair and reasonable, are ordinary and appropriate for secured financing to debtors in possession, reflect the Debtors' exercise of prudent business judgment consistent with their fiduciary duties, and are supported by reasonably equivalent value and fair consideration.

13. The Debtors have requested immediate entry of this Order pursuant to Bankruptcy Rules 4001(b)(2) and 4001(c)(2). The permission granted herein to enter into the Post-Petition

Financing and obtain funds thereunder, and to use Cash Collateral, is necessary to avoid immediate and irreparable harm to the Debtors. This Court concludes that entry of this Order is in the best interest of the Debtors' estates and creditors as their implementation will, among other things, provide the Debtors with the necessary funds to conduct and complete the orderly liquidation of the Debtors' business and maximize the value of the Debtors' assets for the benefit of their creditors and estates.

14. The Motion is granted, subject to the terms and conditions set forth in this Order.

15. The Debtors are hereby authorized to obtain the Post-Petition Financing, use Cash Collateral, and additionally to borrow money and seek other financial accommodations from the Lender after the Petition Date pursuant to the terms and conditions of this Order and the Lender Pre-Petition Agreements, as modified hereby, and to make, execute, and deliver all instruments and documents reasonably required by Lender in connection with the Post-Petition Financing. To avoid immediate and irreparable harm to the Debtors' estates prior to the Court's entry of a Final Order authorizing the Debtors to continue to obtain the Post-Petition Financing set forth herein, the Lender shall be authorized to advance funds constituting Post-Petition Financing, as limited by the Budget set forth in Paragraph 25 of this Order and subject to the terms and conditions of the Lender Pre-Petition Agreements of no greater than the DIP Advances Cap (as defined below). The Debtors are authorized to use the proceeds of any loans ("**Loans**") made under the Post-Petition Financing, to use Cash Collateral and other Collateral (as defined below) as provided and limited in the Budget for operations of the Debtors' business and the administration of these Chapter 11 Cases (all such Loans, and use of Cash Collateral and other Collateral (as defined below) collectively shall constitute, the "**Post-Petition Indebtedness**"), provided, that (i) the proposed Loans or use of Cash Collateral is consistent with the terms of the

Lender Pre-Petition Agreements and this Order and will only be used to pay when due the expenses set forth in the Budget or as consented to by the Lender in writing, and (ii) any requested Post-Petition Financing is necessary after the application of available Cash Collateral.

16. During the term of this Order, the terms of the Lender Pre-Petition Agreements shall continue in full force and effect with respect to the Loans and other advances under the Post-Petition Financing except as otherwise modified in this Order. The Loan Agreement is hereby amended, effective on the date that this Order is entered by the Bankruptcy Court, as follows:

(a) New Advances under the Revolving Credit Note shall remain unavailable and shall not be available to Borrowers notwithstanding any pay down of the Revolving Credit Loan.

(b) The due date in respect of the Special Advance Note, the Term Note #2, the Maturity Date, and the Revolving Credit Termination Date shall each be extended until the Termination Date.

17. The Debtors are authorized to request and repay, and the Lender may make, Loans under the Post-Petition Financing on the terms and conditions set forth in this Order including the following:

(a) **Definitions**. As used herein, the following terms shall have the meanings given to them in this paragraph:

"**Availability**" means the amount, if any, by which the Borrowing Base exceeds the outstanding principal balance of the DIP Advances.

"**Borrowing Base**" means, at any time, the sum of:

(i) 80% of Debtors' Eligible Accounts; plus

(ii) 75% of Debtors' Eligible Petroleum Inventory; plus

(iii) 50% of Debtors' Eligible Merchandise Inventory.

"**Conoco Reserve**" means $950,000 which amount reflects the maximum liability of Lender for the Debtors' "Obligations" (as such term is defined therein) pursuant to that certain Credit Support Agreement between Lender and ConocoPhillips Company.

"**Eligible Accounts**" means all unpaid Accounts of the Debtors arising from the sale or lease of goods or the performance of services, net of any credits, but excluding any such Accounts having any of the following characteristics:

(i) That portion of Accounts unpaid 90 days or more after the invoice date;

(ii) That portion of Accounts related to goods or services with respect to which the Borrower has received notice of a claim or dispute, which are subject to a claim of offset or a contra account, or which reflect a reasonable reserve for warranty claims or returns;

(iii) That portion of Accounts not yet earned by the final delivery of goods <u>or that portion of</u> Accounts not yet earned by the final rendition of services by the Borrower to the account debtor, including with respect to both goods and services, progress billings, and that portion of Accounts for which an invoice has not been sent to the applicable account debtor;

(iv) Accounts constituting (i) proceeds of copyrightable material unless such copyrightable material shall have been registered with the United States Copyright Office, or (ii) proceeds of patentable inventions unless such patentable inventions have been registered with the United States Patent and Trademark Office;

(v) Accounts owed by any unit of government, whether foreign or domestic;

(vi) Accounts denominated in any currency other than United States dollars;

(vii) Accounts owed by an account debtor located outside the United States of America or Canada;

(viii) Accounts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;

(ix) Accounts owed by an owner, subsidiary, affiliate, officer or employee of the Debtors;

(x) Accounts not subject to a duly perfected security interest in the Lender's favor or which are subject to any Lien in favor of any Person other than the Lender;

(xi) That portion of Accounts that has been restructured, extended, amended or modified;

(xii) That portion of Accounts that constitutes advertising, finance charges, service charges or sales or excise taxes;

(xiii) Accounts owed by an account debtor, regardless of whether otherwise eligible, to the extent that the aggregate balance of such Accounts exceeds fifteen percent (15%) of the aggregate amount of all Eligible Accounts;

(xiv) Accounts owed by an account debtor, regardless of whether otherwise eligible, if twenty percent (20%) or more of the total amount of Accounts due from such debtor is ineligible under clauses (i), (ii), or (xi) above; and

(xv) Accounts, or portions thereof, otherwise deemed ineligible by the Lender in its sole discretion.

"**Eligible Merchandise Inventory**" means all Merchandise Inventory of the Debtors, valued at the lower of cost or market in accordance with GAAP; but excluding any Merchandise Inventory having any of the following characteristics:

(i) Inventory that is: in-transit; located at any warehouse, job site or other premises not approved by the Lender in writing; not subject to a duly perfected first priority security interest in the Lender's favor; subject to any lien or encumbrance that is subordinate to the Lender's first priority security interest; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment from any Person; on consignment to any Person or subject to any bailment unless such consignee or bailee has executed an agreement with the Lender;

(ii) Supplies, packaging, parts or sample Inventory, or customer supplied parts or Inventory;

(iii) Work-in-process Inventory;

(iv) Inventory that is damaged, defective, obsolete, slow moving or not currently saleable in the normal course of the Borrower's operations, or the amount of such Inventory that has been reduced by shrinkage;

(v) Inventory that the Debtors have returned, have attempted to return, are in the process of returning or intend to return to the vendor thereof;

(vi) Inventory that is perishable or live;

(vii) Inventory that is subject to a Lien in favor of any Person other than the Lender; and

(ix) Inventory otherwise deemed ineligible by the Lender in its sole discretion.

"**Eligible Petroleum Inventory**" means all Petroleum Inventory of the Debtors, valued at the lower of cost or market in accordance with GAAP; but excluding any Petroleum Inventory having any of the following characteristics:

(i) Inventory that is: in-transit; located at any warehouse, job site or other premises not approved by the Lender in writing; not subject to a duly perfected first priority security interest in the Lender's favor; subject to any lien or encumbrance that is subordinate to the Lender's first priority security interest; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment from any Person; on consignment to any Person or subject to any bailment unless such consignee or bailee has executed an agreement with the Lender;

(ii) Supplies, packaging, parts or sample Inventory, or customer supplied parts or Inventory;

(iii) Work-in-process Inventory;

(iv) Inventory that is damaged, defective, obsolete, slow moving or not currently saleable in the normal course of the Borrower's operations, or the amount of such Inventory that has been reduced by shrinkage;

(v) Inventory that the Debtors have returned, have attempted to return, are in the process of returning or intend to return to the vendor thereof;

(vi) Inventory that is perishable or live;

(vii) Inventory that is subject to a Lien in favor of any Person other than the Lender; and

(ix) Inventory otherwise deemed ineligible by the Lender in its sole discretion.

"**LIBOR Index**" shall mean the London interbank offered rate per annum for 30-day deposits in United States dollars, as determined by the British Banker's Association average of interbank offered rates for United States dollar deposits in the London market based on quotations at 16 major banks, as published in the "Money Rates" Section of the Wall Street Journal as of the applicable determination date; provided, if Lender determines that the foregoing source is unavailable for 30-day deposits or does not accurately reflect Lender's cost of funds, Lender shall determine the LIBOR Index based on a different index more reflective of its costs of funds.

"**Merchandise Inventory**" means all Inventory other than Petroleum Inventory.

"**Petroleum Inventory**" means all crude oil and petroleum products inventory in all of its forms (including (i) all crude oil and petroleum products, and all raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture or production thereof, (ii) all goods in which Debtors have an interest in mass or a joint or other interest or right of any kind, and (iii) all goods that are returned to or repossessed by Debtors), and all accessions to any of the foregoing, products of any of the foregoing and documents for any of the foregoing.

(b) **General Terms.** Subject to the terms hereof, so long as no Default or Event of default has occurred, commencing on the effective date hereof and ending on the Termination Date, Lender will make advances (each a "**DIP Advance**", collectively, the "**DIP Advances**") to Debtors on a revolving basis in an amount not to exceed in the aggregate, at any time, the lesser of (1) Three Million Three Hundred Thousand Dollars ($3,300,000.00) (the "**DIP Advances Cap**"), or (2) Availability[3]. The DIP Advances and the Conoco Reserve will be evidenced by a DIP Advance Note executed by Debtors in the form attached hereto as Exhibit A (the "**DIP Advance Note**"). The DIP Advances shall be Loans under the Pre-Petition Loan Agreement for all purposes (except as and to

[3] If the DIP Advances Cap is exceeded on account of an increase in fuel costs, the parties agree in good faith to negotiate an amendment to the DIP order.

the extent modified by the terms hereof). The DIP Advance Note is a Transaction Document and a Note for all purposes under the Pre-Petition Loan Agreement.

(c) **DIP Advance Borrowing Requests**. Requests for DIP Advances shall be limited to expenditures detailed in the Budget, subject to the Variance Percent (as hereinafter defined). Each request for a DIP Advance (each a "**DIP Advance Request**") will identify in detail acceptable to Lender in its sole and absolute discretion, the amount of the DIP Advances being requested, the payee(s) for each DIP Advance, the Budget line item detailing the DIP Advance and confirmation that the DIP Advances being requested conform to the Budget, subject to the Variance Percent. The foregoing DIP Advance Request will be on a form prescribed by Lender from time to time (as amended and modified form time to time in the sole and absolute discretion of the Lender, the "**DIP Advance Request Form**") and shall be certified to Lender as true, accurate, complete and correct by the Debtors. The DIP Advance Request Form will constitute a representation, warranty and covenant as to the matters contained therein, all of which shall bind the Debtors and the Chief Executive Officer of the Debtors in his or her individual capacity. DIP Advance Requests may be made on a basis as frequently as daily by Debtors' submission to Lender of a fully executed DIP Advance Request Form at or before 4:00 PM (Kansas City, Missouri local time) on the Business Day prior to the Business Day upon which Debtors desire for the DIP Advance to be made. In the event Lender denies the DIP Advance Request, it will notify Debtors of such denial reasonably promptly, but no later than 4:00 PM (Kansas City, Missouri local time) on the following, Business Day upon such determination.

(d) **DIP Advance Borrowing Capacity**. In no event shall Debtors request, and in no event shall Lender be obligated to fund any DIP Advance Requests which would result in the outstanding DIP Advances exceeding the DIP Advance Cap.

(e) **Interest; Fees and Costs**. Subject to Lender's right to implement the default rate of interest as provided in the Pre-Petition Loan Agreement, the DIP Advance Note and all other obligations of Debtors to Lender will bear interest at the per annum non-default rate equal to the LIBOR Index plus 600 basis points.

(f) **Payment of Interest; Repayment of DIP Advances**. Debtors will pay interest on the DIP Advances on the first day of each calendar month in arrears. Interest will be computed in the same manner as it is calculated on the Advances under the Revolving Credit Note. All DIP Advances (together with all accrued and unpaid interest, costs, fees, and expenses) will be due and payable in full on the Termination Date.

(g) **Use of Proceeds**. The Debtors shall use the proceeds of DIP Advances solely in accordance with (i) this Order, and (ii) the Budget.

(h) **Termination**. The Post-Petition Financing and the obligation of Lender to make DIP Advances shall terminate on the Termination Date. As used herein, "**Termination Date**" means the earliest of (i) April 15, 2009, (ii) the date the Debtors terminate the Credit Facility, (iii) the date the Lender demands payment of the Post-Petition Indebtedness following an Event of Default on the Post-Petition Indebtedness, (iv) the effective date of a confirmed plan of reorganization or liquidation that provides for the payment in full of all Post-Petition Indebtedness and the Lender Pre-Petition Indebtedness or is otherwise acceptable to Lender in its sole discretion, (v) the date which is the closing date of any sale of all or substantially all of the Debtors' assets, (vi) the

entry of an order by the Bankruptcy Court granting relief from the automatic stay permitting foreclosure of any material assets of Borrower, unless such relief is sought by Lender, or (vii) the date on which (1) any of the Chapter 11 Cases shall be dismissed or converted to a case under Chapter 7 of the Bankruptcy Code, (2) a trustee under Chapter 11 of the Bankruptcy Code shall be appointed in any of the Chapter 11 Cases, or (3) an examiner having enlarged powers relating to the operation of the business of Debtors (beyond those set forth under Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code shall be appointed.

(i) **Conoco Reserve**. The Conoco Reserve shall be Post-Petition Indebtedness to the extent of any amounts paid by Lender pursuant to that certain Credit Support Agreement between Lender and ConocoPhillips Company.

18. In accordance with Bankruptcy Code § 364(c)(1), subject to the Carve Out provided in Paragraph 20 hereof, the Post-Petition Indebtedness shall constitute claims (the "**Superpriority Claims**") with superpriority in payment over any and all administrative expenses of the kinds specified or ordered pursuant to any provision of the Bankruptcy Code, including, without limitation, Bankruptcy Code §§ 105, 326, 328, 330, 331, 503(b), 506(c), 507(a), 507(b), 726, 1113, or 1114 and shall at all times be senior to the rights of the Debtors, and any successor trustee or any creditor in these Chapter 11 Cases or any subsequent proceedings under the Bankruptcy Code. Subject only to the Carve-Out, no cost or expense of administration under Bankruptcy Code §§ 105, 364(c)(1), 503(b), 507(b) or otherwise, including those resulting from the conversion of any of these Chapter 11 Cases pursuant to Bankruptcy Code § 1112, shall be senior to, or pari passu with, the Superpriority Claims of the Lender arising out of the Post-Petition Indebtedness.

19. Subject to the Prior Permitted Liens (as defined below), as security for the payment and performance of the Post-Petition Indebtedness, the Lender shall have and is hereby granted (effective upon the date of this Order and without the necessity of the recordation of mortgages, security agreements, pledge agreements, financing statements or otherwise), valid and perfected senior security interests in, and liens on (collectively, the "**Liens**"), all assets of the Debtors of any nature whatsoever and wherever located, tangible or intangible, whether now or hereafter acquired, including, without limitation, accounts, inventory, instruments, investment property, documents, equipment, fixtures, general intangibles, a 100% pledge of any of the Debtors' capital stock in which any of the Debtors have an interest and the stock of all of the Debtors' subsidiaries, causes of action and any avoidance actions under Bankruptcy Code §§ 544, 545, 547, 548, 549, 550, or 553 and the proceeds thereof, investment property, leases, and all substitutions thereto, accessions, rents and proceeds of the foregoing, wherever located, including insurance and other proceeds (collectively, with all proceeds and products of any or all of the foregoing and including the Pre-Petition Collateral, the "**Collateral**"); further provided however, that funds held by Debtors' professionals as retainers shall not, but receivables for unused portions thereof as of the Termination Date shall, constitute Collateral, Pre-Petition Collateral or proceeds on products thereof:

a. Pursuant to Bankruptcy Code § 364(c)(2), a first priority, perfected Lien upon all of the Debtors' right, title and interest in, to and under all Collateral that is not otherwise encumbered by a validly perfected security interest or lien senior to the Liens of the Lender on the Petition Date, including without limitation Prior Permitted Liens (as defined below);

b. Pursuant to Bankruptcy Code § 364(d)(1), a first priority, senior perfected Lien upon all of the Debtors' right, title and interest in, to and under the Pre-Petition Collateral, provided that such first priority senior Lien shall be subject and junior to any prior liens and security rights of third parties, including any rights of Conoco under its agreements with the Debtors, that exist pursuant to contract or law which were properly perfected (or become properly perfected after the Petition Date under Bankruptcy Code § 546(b)) or are otherwise senior in priority to the Liens of the Lender prior to the Petition Date ("**Prior Permitted Liens**"); and

c. Pursuant to Bankruptcy Code § 364(c)(3), a second priority, junior perfected Lien upon all of the Debtors' right, title and interest in, to and under all other Collateral which is subject to Prior Permitted Liens to the extent such perfection in respect of a Pre-Petition Date claim is expressly permitted under the Bankruptcy Code.

Except to the extent expressly set forth in clauses (b) and (c) of this paragraph and Paragraph 20 hereof, the Liens granted pursuant to this Order and the Lender Pre-Petition Agreements to the Lender to secure the Post-Petition Indebtedness shall not be subordinated to or made pari passu with any other lien or security interest. The provisions of any intercreditor agreements or subordination agreements which subordinate liens and security interests to the liens and security interests of the Lender or other indentures which subordinate any claims to the claims of the Lender shall remain in full force and effect and shall continue with respect to the liens and security interests granted to the Lender in the Collateral.

20. Any provision of this Order or the Lender Pre-Petition Agreements to the contrary notwithstanding, the Liens and Superpriority Claims granted to the Lender pursuant to the Lender Pre-Petition Agreements and this Order shall be subject and subordinate to a carve-out

(the "**Carve-Out**") for: amounts payable to the United States Trustee pursuant to 28 U.S.C. § 1930(a) and any fees payable to the Clerk of the Bankruptcy Court.

21. Immediately upon entry of this Order, the Debtors are hereby authorized to use Cash Collateral, provided that the Lender is granted adequate protection for any diminution in the value of the Collateral resulting from (i) the liens and security interests granted by the Post-Petition Financing and this Order or otherwise pursuant to Bankruptcy Code § 364(d), (ii) the Debtors' use of Cash Collateral pursuant to Bankruptcy Code § 363(c), (iii) the use, sale or lease of the Collateral (other than Cash Collateral) pursuant to Bankruptcy Code § 363(c) and (iv) the imposition of the automatic stay pursuant to Bankruptcy Code § 362(a):

(i) the Lender shall be and hereby is granted (effective upon the date of this Order and without the necessity of the execution by the Debtors of mortgages, security agreements, pledge agreements, financing statements or otherwise), valid and perfected, replacement security interests in, and liens on (the "**Replacement Liens**"), all of the Debtors' right, title and interest in, to and under the Collateral, subject only to (x) the Carve-Out, (y) the Liens granted pursuant to this Order and the Lender Pre-Petition Agreements to the Lender to secure the Post-Petition Indebtedness and (z) any Prior Permitted Liens (after giving effect to this Order) prior in interest and senior to the Liens granted to the Lender pursuant to this Order and the Lender Pre-Petition Agreements; and

(ii) the Lender shall be and hereby is granted, pursuant to Bankruptcy Code § 364(c)(1) and Section 507(b), Superpriority Claims, junior only to (x) the Superpriority Claims granted pursuant to this Order to the Lender in respect of the Post-Petition Financing and (y) the Carve-Out.

22. Under the circumstances, the adequate protection provided herein is reasonable and sufficient to protect the interests of the Lender; provided, however, that nothing herein contained shall affect or impair the Lender's right to seek additional adequate protection of its interests. Notwithstanding any other provision hereof, the grant of adequate protection to the Lender pursuant hereto is without prejudice to the holders of any Prior Permitted Liens to seek modification of the grant of adequate protection provided hereby so as to provide different or

additional adequate protection, and without prejudice to the right of the Debtors or any other party in interest to contest any such modification.

23. Except as set forth in Paragraphs 19 and 20 hereof, the Liens and Replacement Liens shall be prior and senior to all liens and encumbrances (other than Prior Permitted Liens) of all other secured creditors in and to such Collateral granted, or arising, after the Petition Date (including, without limitation, liens and security interests, if any, granted in favor of any federal, state, municipal or other governmental unit, commission, board or court for any liability of the Debtors). The Liens and Replacement Liens granted pursuant to this Order shall constitute valid and duly perfected security interests and liens, and the Lender shall not be required to file or serve financing statements, notices of lien or similar instruments in respect of the Pre-Petition Indebtedness which otherwise may be required under federal or state law in any jurisdiction, or take any action, including taking possession, to validate and perfect such security interests and liens; and the failure by the Debtors to execute any documentation relating to the Liens or Replacement Liens shall in no way affect the validity, perfection or priority of such Liens or Replacement Liens. If, however, the Lender at its sole discretion shall determine to file any such financing statements, notices of lien or similar instruments, or to otherwise confirm perfection of such Liens or Replacement Liens, the Debtors are directed to cooperate with and assist in such process, the stay imposed by Bankruptcy Code § 362(a) is hereby lifted to allow the filing and recording of a certified copy of this Order or any such financing statements, notices of lien or similar instruments, and all such documents shall be deemed to have been filed or recorded at the time of and on the date of this Order.

24. Without prejudice to the rights of any other party (but subject to the limitations thereon described below in Paragraph 40), proceeds or payments received by the Lender with

respect to the Collateral upon which the Lender had security interests or liens shall be applied by the Lender as follows:

a. first, to the payment of all costs, fees and expenses, including attorneys' fees, of the Lender;

b. second, to the payment of Post-Petition Indebtedness consisting of accrued and accruing interest;

c. third, to the payment of Post-Petition Indebtedness consisting of principal;

d. fourth, to the payment of Pre-Petition Indebtedness including all accrued and accruing interest, costs and, expenses, including reasonable attorneys' fees; and

e. fifth, to the payment of the Pre-Petition Indebtedness consisting of principal.

If, in the course of these Chapter 11 Cases, and contrary to the above provisions, the Court grants liens or security interests to others pursuant to Bankruptcy Code § 364(d) or any other provision of the Bankruptcy Code, which liens or security interests are senior or equal to the liens or security interests of the Lender in the Collateral described above (collectively, "**Subsequent Liens**"), then any proceeds of loans or extensions of credit secured by such Subsequent Liens shall be applied first to payment of the Pre-Petition Indebtedness, including all attorneys' fees, costs and expenses, and the Lender shall retain all liens and security interests held by it on the Collateral until all of the Pre-Petition Indebtedness is paid in full, and then to the Post-Petition Indebtedness.

25. Attached hereto as Exhibit B is a twelve (12) week Budget (the "**Budget**") for the period from February 10, 2009 through and including April 14, 2009, which has been consented to by the Lender. The Budget reflects, on a line-item basis, anticipated cash receipts and

expenditures on a daily basis and includes all necessary and required expenses which Debtors expect to incur during each week of the Budget. The Debtors shall be authorized to use the proceeds of the Post-Petition Indebtedness and the Collateral only for payment of such items as is set forth in the Budget and subject to the terms and conditions set forth in the Lender Pre-Petition Agreements and this Order. The Budget shall be revised by the end of each month during the period of this Order, and which shall remain subject to the consent of the Lender each month. Not later than the second (2nd) business day of each week, the Debtors shall provide the Lender with a variance report reflecting, on a line-item basis, the actual cash disbursements for the preceding week and the percentage variance (the "**Variance Percent**") of such actual disbursements from those reflected in the Budget for that period. Any disbursement by the Debtors other than for budgeted amounts as set forth in the Budget shall constitute an Event of Default in accordance with the provisions of this Order unless the Lender consents to those changes in writing; provided, however, that the Debtors may make payments in excess of the total budgeted disbursements so long as (i) the Variance Percent of the aggregate of all actual disbursements for each week shall not exceed ten (10%) percent of the budgeted disbursements for that week; (ii) the Variance Percent for the actual disbursements for each week for the following expenses: group insurance and utility deposits, shall not exceed five (5%) percent of the budgeted disbursements for each such expense for that week; (iii) The Variance Percent for the actual disbursement for Vendor fuel payments (prepaid) and Vendor fuel payments (CP three day terms) shall not exceed 10 percent of the budgeted disbursements for each such expense for that week, and (iv) the Variance Percent of the aggregate of all actual disbursements during any such four-week period shall not exceed five (5%) percent of the aggregate of all budgeted

disbursements such four-week period (subsections (i) and (ii) above are collectively, the "**Allowed Variance**").

26. The Debtors shall continue their cash management system with the Lender, which shall include a blocked account to which the Lender will have full dominion and control over Cash Collateral and the cash proceeds of the Collateral pursuant to a blocked account agreement and a cash management order requested to be entered at the first day hearing, each in form and substance reasonably acceptable to the Lender.

27. Immediately upon the entry of this Order, the Debtors shall account to the Lender for all cash, checks, notes, drafts, instruments, acceptances or other property representing cash or other proceeds of the Pre-Petition Collateral in the Debtors' possession, custody or control. All cash, checks, notes, drafts, instruments, acceptances and other property in the nature of items of payment representing proceeds of property and interests in property of the Debtors (collectively, "**Cash Proceeds**") currently in the possession of the Debtors or in any accounts in financial institutions, including any lock box or depository accounts, shall be deemed proceeds of the Collateral, subject to any Prior Permitted Liens in such Cash Proceeds. All Cash Proceeds shall be remitted to the Lender in accordance with the terms of this Order and subject to Paragraph 25 hereof, subject to any Prior Permitted Liens in such Cash Proceeds. All Cash Proceeds currently maintained with financial institutions other than Lender shall immediately upon the entry of this Order be remitted to Lender and applied pursuant to Paragraph 24 hereof, subject to any Prior Permitted Liens in such Cash Proceeds.

28. The agreement by the Lender to make any Post-Petition Financing available to the Debtors under the Lender Pre-Petition Agreements and to allow the use of Cash Collateral and the Collateral shall continue until the Termination Date, unless terminated prior to this date upon

the occurrence of the Termination Date or otherwise pursuant to the terms of the Lender Pre-Petition Agreements or this Order.

29. If an Event of Default as defined in the Lender Pre-Petition Agreements or in this Order (other than those Defaults excepted in Paragraph 30(vi) of this Order) occurs, the Lender shall have the right to immediately suspend funding under Post-Petition Financing and upon the Lender providing three (3) business days written notice to the Debtors, the office of the United States Trustee, and any statutory committees appointed in these Chapter 11 Cases ("**Default Notice**"), the Lender may terminate the Post-Petition Financing facility and declare the Loans to be immediately due and payable, and the automatic stay pursuant to Bankruptcy Code § 362(a) shall be deemed lifted and modified, without further order of this Court, to permit the Lender to exercise any and all of their rights and remedies under the Lender Pre-Petition Agreements and this Order; provided, however, that the obligations and rights of the Lender and the Debtors with respect to all transactions which have occurred prior to the Termination Date shall remain unimpaired and unaffected by any such termination and shall survive such termination; and provided further that upon such termination the Lender shall be deemed to have retained all of their rights and remedies, including, without limitation, as provided in the Lender Pre-Petition Agreements and under the Bankruptcy Code. The Debtors' right to use Cash Collateral shall terminate automatically on the Termination Date; provided however that subsequent to the issuance of the Default Notice the Debtors and any official committee may seek entry of an Order after notice and hearing allowing use of Cash Collateral or prohibiting the Lender from taking the actions contemplated in this paragraph; unless the Court grants such relief after a finding that no Default or Event of Default exists.

30. An Event of Default under this Order shall include: (i) the entry of an order dismissing any of these Chapter 11 Cases or converting any of these Chapter 11 Cases to Chapter 7 cases, (ii) the entry of an order appointing a Chapter 11 trustee in any of these Chapter 11 Cases, (iii) the entry of an order granting any other claim superpriority status or a lien (other than a Prior Permitted Lien) equal or superior to the liens granted to the Lender (except pursuant to an order under Bankruptcy Code § 506(c)), (iv) the entry of an order staying, reversing, vacating or otherwise modifying the Post-Petition Financing under this Order (except as modified in a final order acceptable to Lender) without the Lender's prior written consent, (v) the entry of an order in any of these Chapter 11 Cases appointing an examiner having enlarged powers beyond those set forth under Bankruptcy Code § 1106(a)(3) and (4), (vi) an Event of Default or Default under the Lender Pre-Petition Agreements that occurs after the effective date of this Order (except for the Events of Default for violations of Sections 9.1(d), 9.1(e), or 9.1(f) of the Pre-Petition Loan Agreement), (vii) any material representation or material warranty by the Debtors that is incorrect or misleading in any material respect when made, (viii) there shall occur a material adverse disruption or change in the orderly liquidation of the Debtors' business and assets or a change of control shall occur other than pursuant to a plan of reorganization or liquidation in which the Lender is repaid in full, (ix) the entry of any order granting any relief from the automatic stay so as to allow a third party to proceed against any material asset or assets of the Debtors, other than relating to assets subject to Prior Permitted Liens which if granted will not materially or adversely affect current operations, (xi) the entry of the Final Order shall not have occurred within thirty (30) days after the Petition Date, (xii) the assertion by the Debtors (or any other party in interest) of claims arising under Bankruptcy Code § 506(c) against the Lender or the commencement of other actions adverse to the Lender or its rights and remedies under this

Order, the Final Order approving this Motion, or any other Bankruptcy Court order, (xiii) the entry of an order confirming a plan of reorganization in these Chapter 11 Cases unless such order provides for payment in full in cash of all Pre-Petition Indebtedness and Post-Petition Indebtedness on or before the effective date of the plan of reorganization that is the subject of such order, (xiv) the failure to pay in full the Pre-Petition Indebtedness and the Post-Petition Indebtedness by the last day of the Term, (xv) the expenditures of the Debtors exceed the Allowed Variance as set forth in Paragraph 25 herein, (xvi) the failure to meet any of the 363 Sale Benchmarks (as defined below), (xvii) the failure of Debtors, as of Friday of each week, to have achieved, on a cumulative basis from the Petition Date, at least 85% of the sales and collections set forth in the Budget, or (xviii) the failure of Debtors to comply with the terms of this Order. The term "**Default**" herein means the occurrence of any event which except for the passage of time or the giving of notice or both would constitute an Event of Default (as defined in the Lender Pre-Petition Agreements or in this Order).

31. Upon the occurrence of a Default or an Event of Default, the Lender may exercise its rights and remedies and take all or any of the following actions without further modification of the automatic stay pursuant to Bankruptcy Code § 362 which is hereby deemed modified and vacated to the extent necessary to permit such exercise of rights and remedies and the taking of such actions and without further order of or application to this Court: (a) suspend all Post-Petition Financing and Loans to the Debtors, and enjoin and prohibit the Debtors from using Cash Collateral to the extent that such Default or Event of Default would permit such relief under the Pre-Petition Agreements, as amended hereby; (b) suspend amounts in any accounts maintained with the Lender, or otherwise enforce rights against all or part of any Collateral in the possession of the Lender to the extent that such Default or Event of Default would permit such

relief under the Pre-Petition Agreements (as amended in this Order with additional notice periods and otherwise); and/or (c) subject to the provisions of Paragraph 29 above, take any other action or exercise any other right or remedy of the Lender under the Pre-Petition Agreements, this Order or by operation of law. Upon the Debtors' receipt of a Default Notice, they shall immediately cease making any disbursements pursuant to the Budget or otherwise, subject to further order of the Court after notice and a hearing.

32. Without further order of this Court, and in consideration of other accommodations provided by the Lender, the Debtors shall reimburse the Lender for all reasonable out-of-pocket filing and recording fees, reasonable attorneys' and paralegals' fees, the Lender's Consultants' (as defined below) fees, and costs and expenses and internal audit fees and expenses incurred by the Lender: (i) in the preparation and implementation of this Order and the various Loans and other Post-Petition Financing, (ii) in the representation of the Lender in this proceeding, and (iii) as otherwise provided in the Lender Pre-Petition Agreements. Subject to the Lender's discretion, the reimbursement contemplated hereby may be made by deducting such amounts from collections of the Lender or by adding such amounts to the Post-Petition Indebtedness. Further, the Lender shall be paid a Post-Petition Financing fee of $100,000 which shall be earned and payable immediately upon entry of this Order and shall constitute Post-Petition Indebtedness of the Debtors.

33. The Debtors are hereby required to deliver to the Lender such other financial and other information concerning the business and affairs of the Debtors as the Lender shall reasonably request from time to time, including, without limitation, the financial reports and information provided to the Lender under the Lender Pre-Petition Agreements, provided however that the Debtors reserve their right to claim that any such documents are protected

under attorney-client privilege to the extent permitted under applicable law. The Debtors shall cooperate with and permit the Lender to perform physical inventories of all assets in the Debtors' facilities at any reasonable times requested by the Lender. The Debtors shall further provide the Lender with (a) detailed information as to the extent and composition of the Collateral and any collections thereon; (b) a daily report, with information reasonably satisfactory to the Lender, identifying and differentiating accounts receivable; (c) a weekly revenue report (including reports of sales); (d) a weekly variance report of actual expenditures versus Budget expenditures; and (e) weekly inventory reports.

34. The Lender's obligations hereunder and under the Lender Pre-Petition Agreements shall be subject to the following benchmarks for certain events in these Chapter 11 Cases (each and collectively, the "**363 Sale Benchmarks**"):

(i) Debtors shall have engaged, and the Court shall have approved, a Debtors' consultant, satisfactory to Lender, to assist in the sale of the assets of the Debtors on or before February 20, 2009;

(ii) a Bid Procedures Order (in form and substance satisfactory to the Lender) shall be entered by the Court on or before March 6, 2009;

(iii) an auction under the Bid Procedures Order shall have been held by the Debtors on or before March 27, 2009;

(iv) the Debtors shall select a Prevailing Bidder (acceptable to Lender) on or before March 30, 2009; and

(v) a Sale Hearing shall have been held and a Sale Order approving the sale under Section 363 of the Bankruptcy Code (in form and substance acceptable to Lender) shall have been entered on or before April 3, 2009.

35. Having been found to be extending credit and making Loans to the Debtors in good faith, the Lender shall be entitled to the full protection of Bankruptcy Code § 364(e) with respect to the Post-Petition Financing and the Liens created or authorized by this Order in the event that this Order or any authorization contained herein is stayed, vacated, reversed or

modified on appeal. Any stay, modification, reversal or vacation of this Order shall not affect the validity of any obligation of the Debtors to the Lender incurred pursuant to this Order. Notwithstanding any such stay, modification, reversal or vacation, all Loans made pursuant to this Order, all use of Cash Collateral and all other Post-Petition Financing incurred by the Debtors pursuant hereto or the Lender Pre-Petition Agreements prior to the effective date of any such stay, modification, reversal or vacation, shall be governed in all respects by the provisions hereof and the Lender shall be entitled to all the rights, privileges and benefits of this Order, including without limitation, the Liens, Replacement Liens and Superpriority Claims granted herein.

36. The transactions contemplated by the Post-Petition Financing are not intended to provide the Lender with sufficient control over the Debtors so as to subject the Lender to any liability (including, without limitation, environmental liability as an "owner," "operator," or "responsible person" as those terms are used in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorizations Act of 1986) in connection with the management of the Debtors' business or any of the Debtors' properties. By providing the Post-Petition Financing or taking any actions pursuant to this Order, the Lender shall not: (1) be deemed to be in control of the operations or liquidation of the Debtors; or (2) be deemed to be acting as a "responsible person" or "owner or operator" with respect to the operation, management or liquidation of the Debtors.

37. The provisions of this Order and any actions taken pursuant hereto shall survive entry of any order, including without limitation (a) confirming any plan of reorganization in any of these Chapter 11 Cases (and the Post-Petition Financing shall not be discharged by the entry of any such order or pursuant to Bankruptcy Code § 1141(d)(4), the Debtors having hereby

waived such discharge); (b) converting any of these Chapter 11 Cases to Chapter 7 cases; or (c) dismissing any of these Chapter 11 Cases, and the terms and provisions of this Order as well as the Superpriority Claims, Liens and Replacement Liens granted pursuant to this Order and the Lender Pre-Petition Agreements shall continue in full force and effect notwithstanding the entry of such order, and such Superpriority Claims, Liens and Replacement Liens shall maintain their priority as provided by this Order until all Pre-Petition Indebtedness and all Post-Petition Indebtedness are indefeasibly paid in full and discharged.

38. The Lender's obligations under this Order are conditional upon and subject to (a) a reaffirmation by each of Philip L. Near and Titan Global Holdings, Inc. in form and substance satisfactory to Lender of their respective Guarantees of any and all indebtedness of the Debtors to the Lender; (b) delivery to the Lender of evidence satisfactory to the Lender that the Collateral is insured for the full replacement value thereof and the Lender is named as loss payee and/or as additional insured on all insurance policies upon request of the Lender; (c) ConocoPhillips Company will have agreed in writing (i) to supply Debtors with petroleum products on terms to be agreed upon by Debtors and Conoco and to be satisfactory to Lender, which terms must, at a minimum, provide for credit on three-day terms subject to a maximum credit extension of $900,000.00 subject to Conoco's rights in an event of non-payment and (ii) not to exercise or claim any lien or right of setoff or recoupment against the proceeds of post-petition sales of petroleum products by Debtors; and (d) Debtors retaining a third party consultant to review matters pertaining to the business and properties of the Debtors and to assist in the sale references in Paragraph 34, each at the Debtors' sole reasonable expense (collectively, the "**Debtors' Consultants**"). The Debtors will permit the Debtors' Consultants to examine the respective corporate, financial and operating records, and, at the Debtors' sole reasonable

expense, make copies thereof, inspect the assets, properties, operations and affairs of the Debtors, visit any or all of the offices of the Debtors to discuss such matters with their officers, independent auditors, accountants or consultants (and the Debtors hereby authorize such independent auditors, accountants and consultant to discuss such matters with the Debtors' Consultants), and the Debtors will cooperate with the Debtors' Consultants in all respects; provided however that the Debtors reserve their right to claim that any such documents are protected under attorney-client privilege to the extent permitted under applicable law.

39. In consideration for the Post-Petition Financing, the Debtors on behalf of themselves and their successors and assigns (collectively, the "**Releasors**"), shall forever release, discharge and acquit the Lender and its officers, directors, employees, agents, attorneys and predecessors in interest (collectively, the "**Releasees**") of and from any and all claims, demands, damages, liabilities, responsibilities, disputes, remedies, actions, causes of action, indebtedness and obligations, of every type, including, without limitation, those arising under Sections 541 through 550 of the Bankruptcy Code and interest or other carrying costs, penalties, legal, accounting, and other professional fees and expenses, and incidental, consequential, and punitive damages payable to third parties, and any so-called "Lender liability" claims or defenses, which arose on or prior to the date this Order is entered with respect to the Debtors, the Pre-Petition Indebtedness, the Collateral, the Lender Pre-Petition Agreements, the Post-Petition Indebtedness or the Post-Petition Financing, and further waive claims, if any Releasors may have hereafter under Section 506(c) of the Bankruptcy Code.

40. The findings contained in this Order shall be binding upon all parties in interest, including without limitation, the Debtors and any statutory committees appointed in these Chapter 11 Cases, unless (a) a party in interest (including any statutory committee appointed in

these Chapter 11 Cases) has properly filed an adversary proceeding or commenced a contested matter (subject to the limitations set forth in Paragraph 20) challenging the amount, validity, enforceability, perfection or priority of the Pre-Petition Indebtedness or the Lender's liens on the Pre-Petition Collateral in respect thereof, or otherwise asserting any claims or causes of action against the Lender relating to the Pre-Petition Indebtedness on behalf of the Debtors' estates, no later than the date that is forty-five (45) days after the formation of an official committee of unsecured creditors, and the Court subsequently enters a judgment in favor of the plaintiff in any such timely and properly filed adversary proceeding or contested matter. If no such adversary proceeding or contested matter is properly commenced as of such date, the Pre-Petition Indebtedness shall constitute an allowed fully secured claim, not subject to subordination and otherwise unavoidable. Subject only to the rights of set forth in this paragraph, for all purposes in these Chapter 11 Cases and any subsequent Chapter 7 cases, the Lender's liens on the Pre-Petition Collateral shall be deemed legal, valid, binding, perfected, not subject to defense, counterclaim, offset of any kind, subordination and otherwise unavoidable, and the Lender, the Pre-Petition Indebtedness and the Lender's liens on the Pre-Petition Collateral shall not be subject to any other or further challenge by any party in interest seeking to exercise the rights of the Debtors' estates, including without, limitation, any successor thereto. If any such adversary proceeding or contested matter is properly commenced as of such date, the findings contained in the recital paragraphs of this Order shall nonetheless remain binding on all parties in interest except to the extent that such findings were expressly challenged in such adversary proceeding or contested matter.

41. Except as expressly provided herein, this Order shall be without prejudice to any and all rights, remedies, claims and causes of action which the Lender may have against the

Debtors or any third parties, and without prejudice to the right of the Lender to seek relief from the automatic stay in effect pursuant to Bankruptcy Code § 362, or any other relief in these Chapter 11 Cases, and the right of the Debtors and the Committee to oppose any such relief by contesting the existence of a Default or an Event of Default and as otherwise consistent with the terms of this Order, subject to Paragraphs 29 and 31 hereof. The provisions of this Order shall be binding upon and inure to the benefit of the Lender and its successors and assigns, and the Debtors, and their successors and assigns, including any trustee or other fiduciary hereafter appointed in these Chapter 11 Cases as a legal representative of the Debtors or the Debtors' estates.

42. In no event shall the Lender be subject to the equitable doctrine of "marshaling" or any other similar doctrine with respect to any Collateral.

43. Notwithstanding anything herein or in any other order by this Court to the contrary, no Loans, Cash Collateral, Collateral, or the Carve-Out may be used to (a) object, contest or raise any defense to, the validity, perfection, priority, extent, or enforceability of any amount due under the Lender Pre-Petition Agreements or the Post-Petition Financing, (b) assert any claims or defenses or causes of action against the Lender or its agents, affiliates, representatives, attorneys, advisors, or managers, (c) prevent, hinder, or otherwise delay the Lender's assertion, enforcement, or realization on the Cash Collateral or the Collateral in accordance with this Order, (d) seek to modify any of the rights granted to Lender hereunder or under the Lender Pre-Petition Agreements, or (e) pay any amount on account of any claims arising prior to the Petition Date unless such payments are (i) approved by an Order of this Court and (ii) in accordance with the Budget.

44. Nothing in this Order or any other documents related to the Post-Petition Financing shall in any way be construed or interpreted to impose or allow the imposition upon the Lender any liability for any claims arising from the pre-petition or post-petition activities by the Debtors or their affiliates in the operation of their businesses, or in connection with their restructuring efforts.

45. The Debtors are authorized to perform all acts, and execute and comply with the terms of such other documents, instruments and agreements in addition to the Lender Pre-Petition Agreements, as the Lender may reasonably require, as evidence of and for the protection of the Post-Petition Financing, or which otherwise may be deemed reasonably necessary by the Lender to effectuate the terms and conditions of this Order and the Lender Pre-Petition Agreements.

46. To the extent there exists any conflict between the Lender Pre-Petition Agreements and the terms of this Order, this Order shall govern.

47. Notwithstanding any contrary provisions of this Order, nothing in this Order shall be deemed a ruling or finding of fact with respect to the rights of Conoco, and entry of this Order (and any subsequent Orders relating to the Post-Petition Financing) shall not in any manner prejudice the rights of Conoco or effect the validity, priority, or effectiveness of any rights of Conoco.

48. The Final Hearing will be held on March 10, 2009 at 9:30 a.m. The Debtors shall, on or before February 12, 2009, mail copies of a notice of the entry of this Order and the date of the Final Hearing, together with a copy of this Order to the parties having been given notice of the Preliminary Hearing, to any party which has filed prior to such date a request for notices with this Court and to any counsel for any statutory committee of unsecured creditors appointed

pursuant to Bankruptcy Code § 1102. The notice of entry of this Order shall state that any party in interest objecting to the Post-Petition Financing shall file written objections with the Clerk of the United States Bankruptcy Court for the District of Kansas, by no later than 4:00 p.m. on March 6, 2009. Objections shall be served so that the same are received on or before such date and time by: (a) counsel for the Debtors; (b) counsel for the Lender, and (d) the Office of the United States Trustee.

# # #

STIPULATED AND AGREED:

SPENCER FANE BRITT & BROWNE LLP

By: s/ Scott J. Goldstein
Scott J. Goldstein, Esq. (KS Dist. Ct. #70505)
1000 Walnut Street
Kansas City, Missouri 64106
Telephone: (816) 478-8100
Facsimile: (816) 471-6467

ATTORNEYS FOR DEBTORS

BRYAN CAVE LLP

By: s/ Mark G. Stingley
Mark G. Stingley, Esq. (KS Dist. Ct. #70083)
1200 Main Street, Suite 3500
Kansas City, Missouri 64105
Telephone: (816) 374-3200
Facsimile: (816) 374-3300

ATTORNEYS FOR M&I MARSHALL & ILSLEY BANK

EXHIBIT A – DIP ADVANCE NOTE

DIP ADVANCE NOTE

$4,250,000.00 February 10, 2009

For value received, the undersigned, CRESCENT OIL COMPANY, INC., CRESCENT STORES CORPORATION, CRESCENT BUSINESS DEVELOPMENT CORP., CRESCENT REALTY, INC. AND CRESCENT FUELS, INC. (the "**Borrowers**"), hereby jointly and severally promise to pay to the order of M&I MARSHALL & ILSLEY BANK (the "**Lender**") on the Termination Date referenced in the Stipulation and Interim Order (I) Authorizing Secured Post-Petition Financing on a Superpriority Basis Pursuant to 11 U.S.C. 364, (II) Authorizing Use of Cash Collateral Pursuant to 11 U.S.C. 363 and 364, (III) Granting Adequate Protection Pursuant to 11 U.S.C. 363 and 364, and (IV) Scheduling a Final Hearing Pursuant to Bankruptcy Rule 4001(C) (the "**Order**") entered by the United States Bankruptcy Court for the District of Kansas the same date as this DIP Advance Note, at Lender's office located at 800 West 47th Street, Kansas City, MO 64112, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Four Million Two Hundred Fifty Thousand Dollars ($4,250,000.00) or the aggregate unpaid principal amount of all DIP Advances made by the Lender to the Borrowers under the Order, together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this DIP Advance Note is fully paid at the rate from time to time in effect under the Order.

This DIP Advance Note is the DIP Advance Note referenced in the Order, and is subject to the terms of the Order, which provides, among other things, for acceleration hereof. Principal and interest due hereunder shall be payable as provided in the Order, and this DIP Advance Note may be prepaid only in accordance with the terms of the Order. This DIP Advance Note is secured, among other things, pursuant to the terms of the Order, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

The Borrowers shall pay all costs of collection, including reasonable attorneys' fees and legal expenses if this DIP Advance Note is not paid when due, whether or not legal proceedings are commenced.

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

[signature page to follow]

IN WITNESS WHEREOF, the Borrowers have executed this DIP Advance Note as of the date first written above.

CRESCENT OIL COMPANY, INC.

By: ______________________________
Name: ______________________________
Title: ______________________________

CRESCENT STORES CORPORATION

By: ______________________________
Name: ______________________________
Title: ______________________________

CRESCENT BUSINESS DEVELOPMENT CORP.

By: ______________________________
Name: ______________________________
Title: ______________________________

CRESCENT REALTY, INC.

By: ______________________________
Name: ______________________________
Title: ______________________________

CRESCENT FUELS, INC.

By: ______________________________
Name: ______________________________
Title: ______________________________

EXHIBIT B - BUDGET

All Crescent Entities

	Friday 2/6/2009	Saturday 2/7/2009	Sunday 2/8/2009	Monday 2/9/2009	Tuesday 2/10/2009	Wednesday 2/11/2009	Thursday 2/12/2009	Friday 2/13/2009	Saturday 2/14/2009	Sunday 2/15/2009	Monday 2/16/2009 Bank Holiday	Tuesday 2/17/2009	Wednesday 2/18/2009	Thursday 2/19/2009	Friday 2/20/2009	Saturday 2/21/2009	Sunday 2/22/2009	Monday 2/23/2009	Tuesday 2/24/2009	Wednesday 2/25/2009	Thursday 2/26/2009	Friday 2/27/2009
Gallons Sold	0	0	0	0	350,000	350,000	350,000	350,000	350,000	350,000	350,000	350,000	350,000	350,000	350,000	350,000	350,000	350,000	350,000	350,000	350,000	350,000
Average Sale Price																						
COI Fuel Sales	$0	$0	$0	$0	$652,300	$652,300	$652,300	$652,300	$652,300	$652,300	$652,300	$652,300	$652,300	$652,300	$652,300	$652,300	$652,300	$652,300	$652,300	$652,300	$652,300	$652,300
CSC Merchandise Sales	$0	$0	$0	$0	$45,000	$45,000	$45,000	$45,000	$45,000	$45,000	$45,000	$45,000	$45,000	$45,000	$45,000	$45,000	$45,000	$45,000	$45,000	$45,000	$45,000	$45,000
Cash Receipts	$0	$0	$0	$0	$100,000	$208,720	$208,720	$208,720	$0	$0	$0	$434,880	$90,720	$260,920	$260,920	$0	$0	$836,760	$278,920	$260,920	$260,920	$260,920
Credit Card Receipts	$0	$0	$0	$0	$0	$0	$418,380	$418,380	$0	$0	$0	$418,380	$1,673,520	$418,380	$418,380	$0	$0	$418,380	$1,255,140	$418,380	$418,380	$418,380
Total Receipts	$0	$0	$0	$0	$100,000	$208,720	$627,100	$627,100	$0	$0	$0	$853,260	$1,764,240	$679,300	$679,300	$0	$0	$1,255,140	$1,534,060	$679,300	$679,300	$679,300
Rents	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Incentive Income	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$120,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Total Cash In	$0	$0	$0	$0	$100,000	$208,720	$627,100	$627,100	$0	$0	$0	$973,260	$1,764,240	$679,300	$679,300	$0	$0	$1,255,140	$1,534,060	$679,300	$679,300	$679,300
Cash Outflows																						
Gallons Purchased	0	0	0	0	350,000	350,000	350,000	1,400,000	0	0	0	350,000	350,000	350,000	1,050,000	0	0	350,000	350,000	350,000	350,000	1,050,000
Per Gallon Price																						
Vendor Fuel Payments (Prepaid)	$0	$0	$0	$0	$630,000	$630,000	$630,000	$2,520,000	$0	$0	$0	$630,000	$630,000	$630,000	$1,890,000	$0	$0	$630,000	$630,000	$630,000	$630,000	$1,890,000
Vendor Fuel Payments (CP 3 day terms)	$0	$0	$0	$0	-$300,000	-$300,000	-$300,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Merchandise Vendors	$0	$0	$0	$0	$0	$50,000	$50,000	$50,000	$0	$0	$0	$100,000	$50,000	$50,000	$50,000	$0	$0	$50,000	$50,000	$50,000	$50,000	$50,000
Rents	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Payroll-Officers and directors	$0	$0	$0	$0	$0	$32,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$32,000	$0	$0
Payroll Corporate employees	$0	$0	$0	$0	$0	$53,250	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$53,250	$0	$0
Payroll C-Store Employees	$0	$0	$0	$0	$0	$115,000	$0	$0	$0	$0	$0	$0	$115,000	$0	$0	$0	$0	$0	$0	$115,000	$0	$0
Payroll Taxes	$0	$0	$0	$0	$0	$0	$0	$14,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$14,000
401(k)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Sales Taxes	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Telephone and Utilities	$0	$0	$0	$0	$119,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
M&I Interest	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Real Estate Capital Lease Payments	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Equipment Lease Payments	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Insurance	$0	$0	$0	$0	$0	$0	$0	$12,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Repairs & Maintenace	$0	$0	$0	$0	$6,000	$6,000	$6,000	$6,000	$0	$0	$0	$6,000	$6,000	$6,000	$6,000	$0	$0	$6,000	$6,000	$6,000	$6,000	$6,000
Other Opex	$0	$0	$0	$0	$10,000	$10,000	$10,000	$20,000	$0	$0	$0	$10,000	$10,000	$10,000	$20,000	$0	$0	$10,000	$10,000	$10,000	$10,000	$70,000
Total Cash Out	$0	$0	$0	$0	$465,000	$596,250	$396,000	$2,622,000	$0	$0	$0	$746,000	$811,000	$696,000	$1,966,000	$0	$0	$696,000	$696,000	$896,250	$696,000	$2,030,000
Ending Daily Cash Position	$0	$0	$0	$0	-$365,000	-$387,530	$231,100	-$1,994,900	$0	$0	$0	$227,260	$953,240	-$16,700	-$1,286,700	$0	$0	$559,140	$838,060	-$216,950	-$16,700	-$1,350,700
Ending Cumulative Cash Position	$0	$0	$0	$0	-$365,000	-$752,530	-$521,430	-$2,516,330	-$2,516,330	-$2,516,330	-$2,516,330	-$2,289,070	-$1,335,830	-$1,352,530	-$2,639,230	-$2,639,230	-$2,639,230	-$2,080,090	-$1,242,030	-$1,458,980	-$1,475,680	-$2,826,380
Inventory Rollforward Merch																						
Beginning Balance	$0	$0	$0	$0	$0	-$32,400	-$14,800	$2,800	$20,400	-$12,000	-$44,400	-$76,800	-$9,200	$8,400	$26,000	$43,600	$11,200	-$21,200	-$3,600	$14,000	$31,600	$49,200
Purchases	$0	$0	$0	$0	$0	$50,000	$50,000	$50,000	$0	$0	$0	$100,000	$50,000	$50,000	$50,000	$0	$0	$50,000	$50,000	$50,000	$50,000	$50,000
Sales @ Cost	$0	$0	$0	$0	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400
Ending Balance	$0	$0	$0	$0	-$32,400	-$14,800	$2,800	$20,400	-$12,000	-$44,400	-$76,800	-$9,200	$8,400	$26,000	$43,600	$11,200	-$21,200	-$3,600	$14,000	$31,600	$49,200	$66,800
Inventory Rollforward Fuel																						
Beginning Balance	$0	$0	$0	$0	$0	$0	$0	$0	$1,890,000	$1,260,000	$630,000	$0	$0	$0	$0	$1,260,000	$630,000	$0	$0	$0	$0	$0
Purchases	$0	$0	$0	$0	$630,000	$630,000	$630,000	$2,520,000	$0	$0	$0	$630,000	$630,000	$630,000	$1,890,000	$0	$0	$630,000	$630,000	$630,000	$630,000	$1,890,000
Sales @ Cost	$0	$0	$0	$0	-$630,000	-$630,000	-$630,000	-$630,000	-$630,000	-$630,000	-$630,000	-$630,000	-$630,000	-$630,000	-$630,000	-$630,000	-$630,000	-$630,000	-$630,000	-$630,000	-$630,000	-$630,000
Ending Balance	$0	$0	$0	$0	$0	$0	$0	$1,890,000	$1,260,000	$630,000	$0	$0	$0	$0	$1,260,000	$630,000	$0	$0	$0	$0	$0	$1,260,000
Accounts Receivable																						
Beginning Balance	$0	$0	$0	$0	$0	$597,300	$1,085,880	$1,156,080	$1,226,280	$1,923,580	$2,620,880	$3,318,180	$3,162,220	$2,095,280	$2,113,280	$2,131,280	$2,828,580	$3,525,880	$2,968,040	$2,131,280	$2,149,280	$2,167,280
Sales	$0	$0	$0	$0	$697,300	$697,300	$697,300	$697,300	$697,300	$697,300	$697,300	$697,300	$697,300	$697,300	$697,300	$697,300	$697,300	$697,300	$697,300	$697,300	$697,300	$697,300
Collections	$0	$0	$0	$0	-$100,000	-$208,720	-$627,100	-$627,100	$0	$0	$0	-$853,260	-$1,764,240	-$679,300	-$679,300	$0	$0	-$1,255,140	-$1,534,060	-$679,300	-$679,300	-$679,300
Ending Balance	$0	$0	$0	$0	$597,300	$1,085,880	$1,156,080	$1,226,280	$1,923,580	$2,620,880	$3,318,180	$3,162,220	$2,095,280	$2,113,280	$2,131,280	$2,828,580	$3,525,880	$2,968,040	$2,131,280	$2,149,280	$2,167,280	$2,185,280
Eligibility Assuming Formula Adv Rates																						
CFI Inv Avail Fuel @ 75%	$0	$0	$0	$0	$0	$0	$0	$1,417,500	$945,000	$472,500	$0	$0	$0	$0	$945,000	$472,500	$0	$0	$0	$0	$0	$945,000
CFI Inv Avail Merch @ 50%	$0	$0	$0	$0	-$16,200	-$7,400	$1,400	$10,200	-$6,000	-$22,200	-$38,400	-$4,600	$4,200	$13,000	$21,800	$5,600	-$10,600	-$1,800	$7,000	$15,800	$24,600	$33,400
CFI AR Avail @ 80%	$0	$0	$0	$0	$477,840	$868,704	$924,864	$981,024	$1,538,864	$2,096,704	$2,654,544	$2,529,776	$1,676,224	$1,690,624	$1,705,024	$2,262,864	$2,820,704	$2,374,432	$1,705,024	$1,719,424	$1,733,824	$1,748,224
Total Availability	$0	$0	$0	$0	$461,640	$861,304	$926,264	$2,408,724	$2,477,864	$2,547,004	$2,616,144	$2,525,176	$1,680,424	$1,703,624	$2,671,824	$2,740,964	$2,810,104	$2,372,632	$1,712,024	$1,735,224	$1,758,424	$2,726,624
Availability Less Cum Cash Position	$0	$0	$0	$0	$96,640	$108,774	$404,834	-$107,606	-$38,466	$30,674	$99,814	$236,106	$344,594	$351,094	$32,594	$101,734	$170,874	$292,542	$469,994	$276,244	$282,744	-$99,756
Collateral Analysis - Raw Collateral																						
Raw Inventory	$0	$0	$0	$0	$0	$0	$0	$1,890,000	$1,260,000	$630,000	$0	$0	$0	$0	$1,260,000	$630,000	$0	$0	$0	$0	$0	$1,260,000
Raw Receivables	$0	$0	$0	$0	$597,300	$1,085,880	$1,156,080	$1,226,280	$1,923,580	$2,620,880	$3,318,180	$3,162,220	$2,095,280	$2,113,280	$2,131,280	$2,828,580	$3,525,880	$2,968,040	$2,131,280	$2,149,280	$2,167,280	$2,185,280
Raw Collateral	$0	$0	$0	$0	$597,300	$1,085,880	$1,156,080	$3,116,280	$3,183,580	$3,250,880	$3,318,180	$3,162,220	$2,095,280	$2,113,280	$3,391,280	$3,458,580	$3,525,880	$2,968,040	$2,131,280	$2,149,280	$2,167,280	$3,445,280
Raw Collateral in Excess of Cumulative Cash	**$0**	**$0**	**$0**	**$0**	**$232,300**	**$333,350**	**$634,650**	**$599,950**	**$667,250**	**$734,550**	**$801,850**	**$873,150**	**$759,450**	**$760,750**	**$752,050**	**$819,350**	**$886,650**	**$887,950**	**$889,250**	**$690,300**	**$691,600**	**$618,900**

Saturday 2/28/2009	Sunday 3/1/2009	Monday 3/2/2009	Tuesday 3/3/2009	Wednesday 3/4/2009	Thursday 3/5/2009	Friday 3/6/2009	Saturday 3/7/2009	Sunday 3/8/2009	Monday 3/9/2009	Tuesday 3/10/2009	Wednesday 3/11/2009	Thursday 3/12/2009	Friday 3/13/2009	Saturday 3/14/2009	Sunday 3/15/2009	Monday 3/16/2009	Tuesday 3/17/2009	Wednesday 3/18/2009	Thursday 3/19/2009	Friday 3/20/2009	Saturday 3/21/2009	Sunday 3/22/2009	Monday 3/23/2009	Tuesday 3/24/2009	Wednesday 3/25/2009
350,000	350,000	350,000	350,000	350,000	350,000	350,000	350,000	350,000	350,000	355,000	355,000	355,000	355,000	355,000	355,000	355,000	355,000	355,000	355,000	355,000	355,000	355,000	355,000	355,000	355,000
$652,300	$652,300	$652,300	$652,300	$652,300	$652,300	$652,300	$652,300	$652,300	$652,300	$661,750	$661,750	$661,750	$661,750	$661,750	$661,750	$661,750	$661,750	$661,750	$661,750	$661,750	$661,750	$661,750	$661,750	$661,750	$661,750
$45,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000
$0	$0	$836,760	$280,920	$260,920	$260,920	$260,920	$0	$0	$842,760	$280,920	$260,920	$260,920	$260,920	$0	$0	$854,100	$284,700	$260,920	$264,700	$264,700	$0	$0	$854,100	$284,700	$264,700
$0	$0	$418,380	$1,258,140	$421,380	$421,380	$421,380	$0	$0	$421,380	$1,264,140	$421,380	$427,050	$427,050	$0	$0	$427,050	$1,281,150	$427,050	$427,050	$427,050	$0	$0	$427,050	$1,281,150	$427,050
$0	$0	$1,257,140	$1,539,060	$682,300	$682,300	$682,300	$0	$0	$1,264,140	$1,545,060	$682,300	$687,970	$687,970	$0	$0	$1,281,150	$1,565,850	$687,970	$691,750	$691,750	$0	$0	$1,281,150	$1,565,850	$691,750
$0	$0	$800,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$120,000	$0	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$2,057,140	$1,539,060	$682,300	$682,300	$682,300	$0	$0	$1,264,140	$1,545,060	$682,300	$687,970	$687,970	$0	$0	$1,401,150	$1,565,850	$687,970	$691,750	$691,750	$0	$0	$1,281,150	$1,565,850	$691,750
0	0	350,000	350,000	350,000	350,000	1,050,000	0	0	355,000	355,000	355,000	355,000	1,065,000	0	0	355,000	355,000	355,000	355,000	1,065,000	0	0	355,000	355,000	355,000
$0	$0	$630,000	$630,000	$630,000	$630,000	$1,890,000	$0	$0	$639,000	$639,000	$639,000	$639,000	$1,917,000	$0	$0	$639,000	$639,000	$639,000	$639,000	$1,917,000	$0	$0	$639,000	$639,000	$639,000
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$52,500	$52,500	$52,500	$52,500	$52,500	$0	$0	$52,500	$52,500	$52,500	$52,500	$52,500	$0	$0	$52,500	$52,500	$52,500	$52,500	$52,500	$0	$0	$52,500	$52,500	$52,500
$0	$0	$0	$6,000	$0	$439,841	$0	$0	$0	$439,841	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$32,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$32,000
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$53,250	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$53,250
$0	$0	$0	$0	$100,000	$0	$0	$0	$0	$0	$0	$100,000	$0	$0	$0	$0	$0	$0	$100,000	$0	$0	$0	$0	$0	$0	$100,000
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$14,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$0	$12,170	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$12,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$6,000	$6,000	$6,000	$6,000	$6,000	$0	$0	$6,000	$6,000	$6,000	$6,000	$6,000	$0	$0	$6,000	$6,000	$6,000	$6,000	$6,000	$0	$0	$6,000	$6,000	$6,000
$0	$0	$10,000	$10,000	$10,000	$10,000	$20,000	$0	$0	$10,000	$10,000	$10,000	$10,000	$20,000	$0	$0	$10,000	$10,000	$10,000	$10,000	$20,000	$0	$0	$10,000	$10,000	$10,000
$0	$0	$698,500	$716,670	$798,500	$1,138,341	$1,968,500	$0	$0	$1,147,341	$707,500	$904,750	$707,500	$2,009,500	$0	$0	$707,500	$707,500	$807,500	$707,500	$1,995,500	$0	$0	$707,500	$707,500	$892,750
$0	$0	$1,358,640	$823,390	-$116,200	-$456,041	-$1,286,200	$0	$0	$116,799	$837,560	-$222,450	-$19,530	-$1,321,530	$0	$0	$693,650	$858,350	-$119,530	-$15,750	-$1,303,750	$0	$0	$573,650	$858,350	-$201,000
-$2,826,380	-$2,826,380	-$1,467,740	-$644,350	-$760,550	-$1,216,591	-$2,502,791	-$2,502,791	-$2,502,791	-$2,385,992	-$1,548,432	-$1,770,882	-$1,790,412	-$3,111,942	-$3,111,942	-$3,111,942	-$2,418,292	-$1,559,942	-$1,679,472	-$1,695,222	-$2,998,972	-$2,998,972	-$2,998,972	-$2,425,322	-$1,566,972	-$1,767,972
$66,800	$34,400	-$1,600	$14,900	$31,400	$47,900	$64,400	$80,900	$44,900	$8,900	$25,400	$41,900	$58,400	$74,900	$91,400	$55,400	$19,400	$35,900	$52,400	$68,900	$85,400	$101,900	$65,900	$29,900	$46,400	$62,900
$0	$0	$52,500	$52,500	$52,500	$52,500	$52,500	$0	$0	$52,500	$52,500	$52,500	$52,500	$52,500	$0	$0	$52,500	$52,500	$52,500	$52,500	$52,500	$0	$0	$52,500	$52,500	$52,500
-$32,400	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000
$34,400	-$1,600	$14,900	$31,400	$47,900	$64,400	$80,900	$44,900	$8,900	$25,400	$41,900	$58,400	$74,900	$91,400	$55,400	$19,400	$35,900	$52,400	$68,900	$85,400	$101,900	$65,900	$29,900	$46,400	$62,900	$79,400
$1,260,000	$630,000	$0	$0	$0	$0	$0	$1,260,000	$630,000	$0	$9,000	$9,000	$9,000	$9,000	$1,287,000	$648,000	$9,000	$9,000	$9,000	$9,000	$9,000	$1,287,000	$648,000	$9,000	$9,000	$9,000
$0	$0	$630,000	$630,000	$630,000	$630,000	$1,890,000	$0	$0	$639,000	$639,000	$639,000	$639,000	$1,917,000	$0	$0	$639,000	$639,000	$639,000	$639,000	$1,917,000	$0	$0	$639,000	$639,000	$639,000
-$630,000	-$630,000	-$630,000	-$630,000	-$630,000	-$630,000	-$630,000	-$630,000	-$630,000	-$630,000	-$639,000	-$639,000	-$639,000	-$639,000	-$639,000	-$639,000	-$639,000	-$639,000	-$639,000	-$639,000	-$639,000	-$639,000	-$639,000	-$639,000	-$639,000	-$639,000
$630,000	$0	$0	$0	$0	$0	$1,260,000	$630,000	$0	$9,000	$9,000	$9,000	$9,000	$1,287,000	$648,000	$9,000	$9,000	$9,000	$9,000	$9,000	$1,287,000	$648,000	$9,000	$9,000	$9,000	$9,000
$2,185,280	$2,882,580	$3,584,880	$3,030,040	$2,193,280	$2,213,280	$2,233,280	$2,253,280	$2,955,580	$3,657,880	$3,096,040	$2,262,730	$2,292,180	$2,315,960	$2,339,740	$3,051,490	$3,763,240	$3,193,840	$2,339,740	$2,363,520	$2,383,520	$2,403,520	$3,115,270	$3,827,020	$3,257,620	$2,403,520
$697,300	$702,300	$702,300	$702,300	$702,300	$702,300	$702,300	$702,300	$702,300	$702,300	$711,750	$711,750	$711,750	$711,750	$711,750	$711,750	$711,750	$711,750	$711,750	$711,750	$711,750	$711,750	$711,750	$711,750	$711,750	$711,750
$0	$0	-$1,257,140	-$1,539,060	-$682,300	-$682,300	-$682,300	$0	$0	-$1,264,140	-$1,545,060	-$682,300	-$687,970	-$687,970	$0	$0	-$1,281,150	-$1,565,850	-$687,970	-$691,750	-$691,750	$0	$0	-$1,281,150	-$1,565,850	-$691,750
$2,882,580	$3,584,880	$3,030,040	$2,193,280	$2,213,280	$2,233,280	$2,253,280	$2,955,580	$3,657,880	$3,096,040	$2,262,730	$2,292,180	$2,315,960	$2,339,740	$3,051,490	$3,763,240	$3,193,840	$2,339,740	$2,363,520	$2,383,520	$2,403,520	$3,115,270	$3,827,020	$3,257,620	$2,403,520	$2,423,520
$472,500	$0	$0	$0	$0	$0	$945,000	$472,500	$0	$6,750	$6,750	$6,750	$6,750	$966,250	$486,000	$6,750	$6,750	$6,750	$6,750	$6,750	$966,250	$486,000	$6,750	$6,750	$6,750	$6,750
$17,200	-$800	$7,450	$15,700	$23,950	$32,200	$40,450	$22,450	$4,450	$12,700	$20,950	$29,200	$37,450	$45,700	$27,700	$8,700	$17,950	$26,200	$34,450	$42,700	$50,950	$32,950	$14,950	$23,200	$31,450	$39,700
$2,306,064	$2,867,904	$2,424,032	$1,754,624	$1,770,624	$1,786,624	$1,802,624	$2,364,464	$2,926,304	$2,476,632	$1,810,184	$1,833,744	$1,852,768	$1,871,792	$2,441,192	$3,010,592	$2,555,072	$1,871,792	$1,890,816	$1,906,816	$1,922,816	$2,492,216	$3,061,616	$2,606,096	$1,922,816	$1,938,816
$2,795,764	$2,867,104	$2,431,482	$1,770,324	$1,794,574	$1,818,824	$2,788,074	$2,859,414	$2,930,754	$2,496,282	$1,837,884	$1,869,694	$1,896,968	$2,882,742	$2,954,892	$3,027,042	$2,579,772	$1,904,742	$1,932,016	$1,956,266	$2,939,016	$3,011,166	$3,083,316	$2,636,046	$1,961,016	$1,985,266
-$30,616	$40,724	$598,742	$1,125,974	$1,034,024	$602,233	$285,263	$356,623	$427,963	$110,290	$289,452	$98,812	$106,556	-$229,200	-$157,050	-$84,900	$181,480	$344,800	$252,544	$261,044	-$59,956	$12,104	$64,344	$210,724	$394,044	$217,294
$630,000	$0	$0	$0	$0	$0	$1,260,000	$630,000	$0	$9,000	$9,000	$9,000	$9,000	$1,287,000	$648,000	$9,000	$9,000	$9,000	$9,000	$9,000	$1,287,000	$648,000	$9,000	$9,000	$9,000	$9,000
$2,882,580	$3,584,880	$3,030,040	$2,193,280	$2,213,280	$2,233,280	$2,253,280	$2,955,580	$3,657,880	$3,096,040	$2,262,730	$2,292,180	$2,315,960	$2,339,740	$3,051,490	$3,763,240	$3,193,840	$2,339,740	$2,363,520	$2,383,520	$2,403,520	$3,115,270	$3,827,020	$3,257,620	$2,403,520	$2,423,520
$3,512,580	$3,584,880	$3,030,040	$2,193,280	$2,213,280	$2,233,280	$3,513,280	$3,585,580	$3,657,880	$3,105,040	$2,271,730	$2,301,180	$2,324,960	$3,626,740	$3,699,490	$3,772,240	$3,202,840	$2,348,740	$2,372,520	$2,392,520	$3,690,520	$3,763,270	$3,836,020	$3,266,620	$2,412,520	$2,432,520
$686,200	**$758,500**	**$1,562,300**	**$1,548,930**	**$1,452,730**	**$1,016,689**	**$1,010,489**	**$1,082,789**	**$1,155,089**	**$719,048**	**$723,298**	**$530,298**	**$534,548**	**$514,798**	**$587,548**	**$660,298**	**$784,548**	**$788,798**	**$693,048**	**$697,298**	**$691,548**	**$764,298**	**$837,548**	**$841,298**	**$845,548**	**$664,548**

Thursday 3/26/2009	Friday 3/27/2009	Saturday 3/28/2009	Sunday 3/29/2009	Monday 3/30/2009	Tuesday 3/31/2009	Wednesday 4/1/2009	Thursday 4/2/2009	Friday 4/3/2009	Saturday 4/4/2009	Sunday 4/5/2009
355,000	355,000	355,000	355,000	355,000	355,000	355,000	355,000	355,000	355,000	355,000
$661,750	$661,750	$661,750	$661,750	$661,750	$661,750	$661,750	$661,750	$661,750	$661,750	$661,750
$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$55,000	$55,000	$55,000	$55,000	$55,000
$264,700	$264,700	$0	$0	$854,100	$284,700	$264,700	$264,700	$264,700	$0	$0
$427,050	$427,050	$0	$0	$427,050	$1,281,150	$427,050	$427,050	$430,050	$0	$0
$691,750	$691,750	$0	$0	$1,281,150	$1,565,850	$691,750	$691,750	$694,750	$0	$0
$0	$0	$0	$0	$0	$0	$800,000	$0	$0	$0	$0
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
$691,750	$691,750	$0	$0	$1,281,150	$1,565,850	$1,491,750	$691,750	$694,750	$0	$0
355,000	1,065,000	0	0	355,000	355,000	355,000	355,000	1,065,000	0	0
$639,000	$1,917,000	$0	$0	$639,000	$639,000	$639,000	$639,000	$1,917,000	$0	$0
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
$52,500	$52,500	$0	$0	$52,500	$52,500	$52,500	$52,500	$52,500	$0	$0
$0	$0	$0	$0	$0	$0	$444,841	$0	$0	$0	$0
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$0	$0	$0	$0	$100,000	$0	$0	$0	$0
$0	$14,000	$0	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$0	$0	$0	$0	$14,764	$0	$0	$0	$0
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
$6,000	$6,000	$0	$0	$6,000	$6,000	$6,000	$6,000	$6,000	$0	$0
$10,000	$20,000	$0	$0	$10,000	$10,000	$10,000	$10,000	$70,000	$0	$0
$707,500	$2,009,500	$0	$0	$707,500	$707,500	$1,267,105	$707,500	$2,045,500	$0	$0
-$15,750	-$1,317,750	$0	$0	$573,650	$858,350	$224,645	-$15,750	-$1,350,750	$0	$0
-$1,783,722	-$3,101,472	-$3,101,472	-$3,101,472	-$2,527,822	-$1,669,472	-$1,444,826	-$1,460,576	-$2,811,326	-$2,811,326	-$2,811,326
$79,400	$95,900	$112,400	$76,400	$40,400	$56,900	$73,400	$86,300	$99,200	$112,100	$72,500
$52,500	$52,500	$0	$0	$52,500	$52,500	$52,500	$52,500	$52,500	$0	$0
-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$39,600	-$39,600	-$39,600	-$39,600	-$39,600
$95,900	$112,400	$76,400	$40,400	$56,900	$73,400	$86,300	$99,200	$112,100	$72,500	$32,900
$9,000	$9,000	$1,287,000	$648,000	$9,000	$9,000	$9,000	$9,000	$9,000	$1,287,000	$648,000
$639,000	$1,917,000	$0	$0	$639,000	$639,000	$639,000	$639,000	$1,917,000	$0	$0
-$639,000	-$639,000	-$639,000	-$639,000	-$639,000	-$639,000	-$639,000	-$639,000	-$639,000	-$639,000	-$639,000
$9,000	$1,287,000	$648,000	$9,000	$9,000	$9,000	$9,000	$9,000	$1,287,000	$648,000	$9,000
$2,423,520	$2,443,520	$2,463,520	$3,175,270	$3,887,020	$3,317,620	$2,463,520	$2,488,520	$2,513,520	$2,535,520	$3,252,270
$711,750	$711,750	$711,750	$711,750	$711,750	$711,750	$716,750	$716,750	$716,750	$716,750	$716,750
-$691,750	-$691,750	$0	$0	-$1,281,150	-$1,565,850	-$691,750	-$691,750	-$694,750	$0	$0
$2,443,520	$2,463,520	$3,175,270	$3,887,020	$3,317,620	$2,463,520	$2,488,520	$2,513,520	$2,535,520	$3,252,270	$3,969,020
$6,750	$965,250	$486,000	$6,750	$6,750	$6,750	$6,750	$6,750	$965,250	$486,000	$6,750
$47,950	$56,200	$38,200	$20,200	$28,450	$36,700	$43,150	$49,600	$56,050	$36,250	$16,450
$1,954,816	$1,970,816	$2,540,216	$3,109,616	$2,654,096	$1,970,816	$1,990,816	$2,010,816	$2,028,416	$2,601,816	$3,175,216
$2,009,516	$2,992,266	$3,064,416	$3,136,566	$2,689,296	$2,014,266	$2,040,716	$2,067,166	$3,049,716	$3,124,066	$3,198,416
$225,794	-$109,206	-$37,056	$35,094	$161,474	$344,704	$595,890	$606,590	$238,390	$312,740	$387,090
$9,000	$1,287,000	$648,000	$9,000	$9,000	$9,000	$9,000	$9,000	$1,287,000	$648,000	$9,000
$2,443,520	$2,463,520	$3,175,270	$3,887,020	$3,317,620	$2,463,520	$2,488,520	$2,513,520	$2,535,520	$3,252,270	$3,969,020
$2,452,520	$3,750,520	$3,823,270	$3,896,020	$3,326,620	$2,472,520	$2,497,520	$2,522,520	$3,822,520	$3,900,270	$3,978,020
$668,798	**$649,048**	**$721,798**	**$794,548**	**$798,798**	**$803,048**	**$1,052,694**	**$1,061,944**	**$1,011,194**	**$1,088,944**	**$1,166,694**

Monday 4/6/2009	Tuesday 4/7/2009	Wednesday 4/8/2009	Thursday 4/9/2009	Friday 4/10/2009	Saturday 4/11/2009	Sunday 4/12/2009	Monday 4/13/2009	Tuesday 4/14/2009	Wednesday 4/15/2009	Thursday 4/16/2009	Friday 4/17/2009	Saturday 4/18/2009	Sunday 4/19/2009	Monday 4/20/2009
355,000	355,000	355,000	355,000	355,000	355,000	355,000	355,000	355,000						
$661,750	$661,750	$661,750	$661,750	$661,750	$661,750	$661,750	$661,750	$661,750						
$55,000	$55,000	$55,000	$55,000	$55,000	$55,000	$55,000	$55,000	$55,000						
$860,100	$286,700	$264,700	$264,700	$264,700	$0	$0	$860,100	$286,700						
$430,050	$1,290,150	$430,050	$430,050	$430,050	$0	$0	$430,050	$1,290,150						
$1,290,150	$1,576,850	$694,750	$694,750	$694,750	$0	$0	$1,290,150	$1,576,850						
$0	$0	$0	$0	$0	$0	$0	$0	$0						
$0	$0	$0	$0	$0	$0	$0	$0	$0						
$1,290,150	$1,576,850	$694,750	$694,750	$694,750	$0	$0	$1,290,150	$1,576,850						
355,000	355,000	355,000	355,000	1,065,000	0	0	355,000	355,000						
$639,000	$639,000	$639,000	$639,000	$1,917,000	$0	$0	$639,000	$639,000						
$0	$0	$0	$0	$0	$0	$0	$0	$0						
$52,500	$52,500	$52,500	$52,500	$52,500	$0	$0	$52,500	$52,500						
$439,841	$0	$0	$0	$0	$0	$0	$0	$0						
$0	$0	$32,000	$0	$0	$0	$0	$0	$0						
$0	$0	$53,250	$0	$0	$0	$0	$0	$0						
$0	$0	$100,000	$0	$0	$0	$0	$0	$0						
$0	$0	$0	$0	$14,000	$0	$0	$0	$0						
$0	$0	$0	$0	$0	$0	$0	$0	$0						
$0	$0	$0	$0	$0	$0	$0	$0	$0						
$0	$0	$0	$0	$0	$0	$0	$0	$0						
$0	$0	$0	$0	$0	$0	$0	$0	$0						
$0	$0	$0	$0	$0	$0	$0	$0	$0						
$0	$0	$0	$0	$0	$0	$0	$0	$0						
$0	$0	$0	$0	$12,000	$0	$0	$0	$0						
$6,000	$6,000	$6,000	$6,000	$6,000	$0	$0	$6,000	$6,000						
$10,000	$10,000	$10,000	$10,000	$20,000	$0	$0	$10,000	$10,000						
$1,147,341	$707,500	$892,750	$707,500	$2,021,500	$0	$0	$707,500	$707,500						
$142,809	$869,350	-$198,000	-$12,750	-$1,326,750	$0	$0	$582,650	$869,350						
-$2,668,517	-$1,799,167	-$1,997,167	-$2,009,917	-$3,336,667	-$3,336,667	-$3,336,667	-$2,754,017	-$1,884,667						
$32,900	$45,800	$58,700	$71,600	$84,500	$97,400	$57,800	$18,200	$31,100						
$52,500	$52,500	$52,500	$52,500	$52,500	$0	$0	$52,500	$52,500						
-$39,600	-$39,600	-$39,600	-$39,600	-$39,600	-$39,600	-$39,600	-$39,600	-$39,600						
$45,800	$58,700	$71,600	$84,500	$97,400	$57,800	$18,200	$31,100	$44,000						
$9,000	$9,000	$9,000	$9,000	$9,000	$1,287,000	$648,000	$9,000	$9,000						
$639,000	$639,000	$639,000	$639,000	$1,917,000	$0	$0	$639,000	$639,000						
-$639,000	-$639,000	-$639,000	-$639,000	-$639,000	-$639,000	-$639,000	-$639,000	-$639,000						
$9,000	$9,000	$9,000	$9,000	$1,287,000	$648,000	$9,000	$9,000	$9,000						
$3,969,020	$3,395,620	$2,535,520	$2,557,520	$2,579,520	$2,601,520	$3,318,270	$4,035,020	$3,461,620						
$716,750	$716,750	$716,750	$716,750	$716,750	$716,750	$716,750	$716,750	$716,750						
-$1,290,150	-$1,576,850	-$694,750	-$694,750	-$694,750	$0	$0	-$1,290,150	-$1,576,850						
$3,395,620	$2,535,520	$2,557,520	$2,579,520	$2,601,520	$3,318,270	$4,035,020	$3,461,620	$2,601,520						
$6,750	$6,750	$6,750	$6,750	$965,250	$486,000	$6,750	$6,750	$6,750						
$22,900	$29,350	$35,800	$42,250	$48,700	$28,900	$9,100	$15,550	$22,000						
$2,716,496	$2,028,416	$2,046,016	$2,063,616	$2,081,216	$2,654,616	$3,228,016	$2,769,296	$2,081,216						
$2,746,146	$2,064,516	$2,088,566	$2,112,616	$3,095,166	$3,169,516	$3,243,866	$2,791,596	$2,109,966						
$77,629	$265,349	$91,399	$102,699	-$241,501	-$187,151	-$92,801	$37,579	$225,299						
$9,000	$9,000	$9,000	$9,000	$1,287,000	$648,000	$9,000	$9,000	$9,000						
$3,395,620	$2,535,520	$2,557,520	$2,579,520	$2,601,520	$3,318,270	$4,035,020	$3,461,620	$2,601,520						
$3,404,620	$2,544,520	$2,566,520	$2,588,520	$3,888,520	$3,966,270	$4,044,020	$3,470,620	$2,610,520						
$736,103	**$745,353**	**$569,353**	**$578,603**	**$551,853**	**$629,603**	**$707,353**	**$716,603**	**$725,853**						

Tuesday 4/21/2009	Wednesday 4/22/2009	Thursday 4/23/2009	Friday 4/24/2009	Saturday 4/25/2009	Sunday 4/26/2009	Monday 4/27/2009	Tuesday 4/28/2009	Wednesday 4/29/2009	Thursday 4/30/2009	Friday 5/1/2009	Saturday 5/2/2009	Sunday 5/3/2009	Monday 5/4/2009	Tuesday 5/5/2009	Wednesday 5/6/2009	Thursday 5/7/2009	Friday 5/8/2009	Saturday 5/9/2009	Sunday 5/10/2009	Monday 5/11/2009

Tuesday 5/12/2009	Wednesday 5/13/2009	Thursday 5/14/2009	Friday 5/15/2009	Saturday 5/16/2009	Sunday 5/17/2009	Monday 5/18/2009	Tuesday 5/19/2009	Wednesday 5/20/2009	Thursday 5/21/2009	Friday 5/22/2009	Saturday 5/23/2009	Sunday 5/24/2009	Monday 5/25/2009 Bank Holiday	Tuesday 5/26/2009	Wednesday 5/27/2009	Thursday 5/28/2009	Friday 5/29/2009	Saturday 5/30/2009	Sunday 5/31/2009

Crescent Oil Cash Flow

	Friday 2/6/2009	Saturday 2/7/2009	Sunday 2/8/2009	Monday 2/9/2009	Tuesday 2/10/2009	Wednesday 2/11/2009	Thursday 2/12/2009	Friday 2/13/2009
Gallons Sold		0	0		230,000	230,000	230,000	230,000
Average Sale Price		$1.85	$1.85	$1.85	$1.85	$1.85	$1.85	$1.85
COI Fuel Sales		$0	$0	$0	$425,500	$425,500	$425,500	$425,500
CSC Merchandise Sales								
Cash Receipts					$100,000	$100,000	$100,000	$100,000
Credit Card Receipts					$0	$0	$255,300	$255,300
Total Receipts	$0	$0	$0	$0	$100,000	$100,000	$355,300	$355,300
Rents								
Incentive Income								
Total Cash In	$0	$0	$0	$0	$100,000	$100,000	$355,300	$355,300
Cash Outflows								
Gallons Purchased	0				230,000	230,000	230,000	920,000
Per Gallon Price (Includes Excise Taxes)	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80
Vendor Fuel Payments	$0			$0	$414,000	$414,000	$414,000	$1,656,000
Vendor Fuel Payments (CP Terms)					-$300,000	-$300,000	-$300,000	
Merchandise Vendors								
Rents								
Payroll-Officers and directors						$7,000		
Payroll-Corporate employees						$53,250		
Payroll C-Store Employees								
Payroll Taxes								$10,000
401(k)								
Sales Taxes								
Telephone and Utilities					$19,000			
Non M & I Debt Payments								
Real Estate Capital Lease Payments								
Equipment Lease Payments								
Insurance								
Repairs & Maintenance					$4,000	$4,000	$4,000	$4,000
Other Opex					$7,500	$7,500	$7,500	$7,500
Total Cash Out	$0	$0	$0	$0	$144,500	$185,750	$125,500	$1,677,500
Ending Daily Cash Position	$0	$0	$0	$0	-$44,500	-$85,750	$229,800	-$1,322,200
Ending Cumulative Cash Position	$0	$0	$0	$0	-$44,500	-$130,250	$99,550	-$1,222,650
Inventory Rollforward - Merchandise								
Beginning Balance								
Purchases								
Sales @ Cost								
Ending Balance								
Inventory Rollforward - Fuel								
Beginning Balance	$0	$0	$0	$0	$0	$0	$0	$0
Purchases	$0	$0	$0	$0	$414,000	$414,000	$414,000	$1,656,000
Sales @ Cost	$0	$0	$0	$0	-$414,000	-$414,000	-$414,000	-$414,000
Ending Balance	$0	$0	$0	$0	$0	$0	$0	$1,242,000
Accounts Receivable								
Beginning Balance		$0	$0	$0	$0	$325,500	$651,000	$721,200
Sales		$0	$0	$0	$425,500	$425,500	$425,500	$425,500
Collections		$0	$0	$0	-$100,000	-$100,000	-$355,300	-$355,300
Ending Balance		$0	$0	$0	$325,500	$651,000	$721,200	$791,400
COI Fuel Inv Avail @ 75%	$0	$0	$0	$0	$0	$0	$0	$931,500
COI Merch Inv Avail @ 50%								
COI AR Avail @ 80%	$0	$0	$0	$0	$260,400	$520,800	$576,960	$633,120
Total Availability	$0	$0	$0	$0	$260,400	$520,800	$576,960	$1,564,620
Availability Less Cum Cash Position	$0	$0	$0	$0	$215,900	$390,550	$676,510	$341,970
Collateral Analysis - Raw Collateral								
Raw Inventory	$0	$0	$0	$0	$0	$0	$0	$1,242,000
Raw Receivables	$0	$0	$0	$0	$325,500	$651,000	$721,200	$791,400
Raw Collateral	$0	$0	$0	$0	$325,500	$651,000	$721,200	$2,033,400
Raw Collateral in Excess of Cumulative Cash	**$0**	**$0**	**$0**	**$0**	**$281,000**	**$520,750**	**$820,750**	**$810,750**

	Saturday 2/14/2009	Sunday 2/15/2009	Monday 2/16/2009 Bank Holiday	Tuesday 2/17/2009	Wednesday 2/18/2009	Thursday 2/19/2009	Friday 2/20/2009	Saturday 2/21/2009	Sunday 2/22/2009
Gallons Sold	230,000	230,000	230,000	230,000	230,000	230,000	230,000	230,000	230,000
Average Sale Price	$1.85	$1.85	$1.85	$1.85	$1.85	$1.85	$1.85	$1.85	$1.85
COI Fuel Sales	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500
CSC Merchandise Sales									
Cash Receipts				$0	$0	$170,200	$170,200		
Credit Card Receipts				$255,300	$1,021,200	$255,300	$255,300		
Total Receipts	$0	$0	$0	$255,300	$1,021,200	$425,500	$425,500	$0	$0
Rents									
Incentive Income				$60,000					
Total Cash In	$0	$0	$0	$315,300	$1,021,200	$425,500	$425,500	$0	$0
Cash Outflows									
Gallons Purchased				230,000	230,000	230,000	690,000		
Per Gallon Price (Includes Excise Taxes)	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80
Vendor Fuel Payments				$414,000	$414,000	$414,000	$1,242,000	$0	$0
Vendor Fuel Payments (CP Terms)									
Merchandise Vendors									
Rents									
Payroll-Officers and directors									
Payroll-Corporate employees									
Payroll C-Store Employees									
Payroll Taxes									
401(k)									
Sales Taxes									
Telephone and Utilities									
Non M & I Debt Payments									
Real Estate Capital Lease Payments									
Equipment Lease Payments									
Insurance									
Repairs & Maintenance				$4,000	$4,000	$4,000	$4,000		
Other Opex				$7,500	$7,500	$7,500	$7,500		
Total Cash Out	$0	$0	$0	$425,500	$425,500	$425,500	$1,253,500	$0	$0
Ending Daily Cash Position	$0	$0	$0	-$110,200	$595,700	$0	-$828,000	$0	$0
Ending Cumulative Cash Position	-$1,222,650	-$1,222,650	-$1,222,650	-$1,332,850	-$737,150	-$737,150	-$1,565,150	-$1,565,150	-$1,565,150
Inventory Rollforward - Merchandise									
Beginning Balance									
Purchases									
Sales @ Cost									
Ending Balance									
Inventory Rollforward - Fuel									
Beginning Balance	$1,242,000	$828,000	$414,000	$0	$0	$0	$0	$828,000	$414,000
Purchases	$0	$0	$0	$414,000	$414,000	$414,000	$1,242,000	$0	$0
Sales @ Cost	-$414,000	-$414,000	-$414,000	-$414,000	-$414,000	-$414,000	-$414,000	-$414,000	-$414,000
Ending Balance	$828,000	$414,000	$0	$0	$0	$0	$828,000	$414,000	$0
Accounts Receivable									
Beginning Balance	$791,400	$1,216,900	$1,642,400	$2,067,900	$2,238,100	$1,642,400	$1,642,400	$1,642,400	$2,067,900
Sales	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500
Collections	$0	$0	$0	-$255,300	-$1,021,200	-$425,500	-$425,500	$0	$0
Ending Balance	$1,216,900	$1,642,400	$2,067,900	$2,238,100	$1,642,400	$1,642,400	$1,642,400	$2,067,900	$2,493,400
COI Fuel Inv Avail @ 75%	$621,000	$310,500	$0	$0	$0	$0	$621,000	$310,500	$0
COI Merch Inv Avail @ 50%									
COI AR Avail @ 80%	$973,520	$1,313,920	$1,654,320	$1,790,480	$1,313,920	$1,313,920	$1,313,920	$1,654,320	$1,994,720
Total Availability	$1,594,520	$1,624,420	$1,654,320	$1,790,480	$1,313,920	$1,313,920	$1,934,920	$1,964,820	$1,994,720
Availability Less Cum Cash Position	$371,870	$401,770	$431,670	$457,630	$576,770	$576,770	$369,770	$399,670	$429,570
Collateral Analysis - Raw Collateral									
Raw Inventory	$828,000	$414,000	$0	$0	$0	$0	$828,000	$414,000	$0
Raw Receivables	$1,216,900	$1,642,400	$2,067,900	$2,238,100	$1,642,400	$1,642,400	$1,642,400	$2,067,900	$2,493,400
Raw Collateral	$2,044,900	$2,056,400	$2,067,900	$2,238,100	$1,642,400	$1,642,400	$2,470,400	$2,481,900	$2,493,400
Raw Collateral in Excess of Cumulative Cash	**$822,250**	**$833,750**	**$845,250**	**$905,250**	**$905,250**	**$905,250**	**$905,250**	**$916,750**	**$928,250**

	Monday 2/23/2009	Tuesday 2/24/2009	Wednesday 2/25/2009	Thursday 2/26/2009	Friday 2/27/2009	Saturday 2/28/2009	Sunday 3/1/2009	Monday 3/2/2009
Gallons Sold	230,000	230,000	230,000	230,000	230,000	230,000	230,000	230,000
Average Sale Price	$1.85	$1.85	$1.85	$1.85	$1.85	$1.85	$1.85	$1.85
COI Fuel Sales	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500
CSC Merchandise Sales								
Cash Receipts	$510,600	$170,200	$170,200	$170,200	$170,200			$510,600
Credit Card Receipts	$255,300	$765,900	$255,300	$255,300	$255,300			$255,300
Total Receipts	$765,900	$936,100	$425,500	$425,500	$425,500	$0	$0	$765,900
Rents								
Incentive Income								$800,000
Total Cash In	$765,900	$936,100	$425,500	$425,500	$425,500	$0	$0	$1,565,900
Cash Outflows								
Gallons Purchased	230,000	230,000	230,000	230,000	690,000			230,000
Per Gallon Price (Includes Excise Taxes)	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80
Vendor Fuel Payments	$414,000	$414,000	$414,000	$414,000	$1,242,000	$0	$0	$414,000
Vendor Fuel Payments (CP Terms)								
Merchandise Vendors								
Rents								
Payroll-Officers and directors			$7,000					
Payroll-Corporate employees			$53,250					
Payroll C-Store Employees								
Payroll Taxes								
401(k)					$10,000			
Sales Taxes								
Telephone and Utilities								
Non M & I Debt Payments								
Real Estate Capital Lease Payments								
Equipment Lease Payments								
Insurance								
Repairs & Maintenance	$4,000	$4,000	$4,000	$4,000	$4,000			$4,000
Other Opex	$7,500	$7,500	$7,500	$7,500	$7,500			$7,500
Total Cash Out	$425,500	$425,500	$485,750	$425,500	$1,263,500	$0	$0	$425,500
Ending Daily Cash Position	$340,400	$510,600	-$60,250	$0	-$838,000	$0	$0	$1,140,400
Ending Cumulative Cash Position	-$1,224,750	-$714,150	-$774,400	-$774,400	-$1,612,400	-$1,612,400	-$1,612,400	-$472,000
Inventory Rollforward - Merchandise								
Beginning Balance								
Purchases								
Sales @ Cost								
Ending Balance								
Inventory Rollforward - Fuel								
Beginning Balance	$0	$0	$0	$0	$0	$828,000	$414,000	$0
Purchases	$414,000	$414,000	$414,000	$414,000	$1,242,000	$0	$0	$414,000
Sales @ Cost	-$414,000	-$414,000	-$414,000	-$414,000	-$414,000	-$414,000	-$414,000	-$414,000
Ending Balance	$0	$0	$0	$0	$828,000	$414,000	$0	$0
Accounts Receivable								
Beginning Balance	$2,493,400	$2,153,000	$1,642,400	$1,642,400	$1,642,400	$1,642,400	$2,067,900	$2,493,400
Sales	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500
Collections	-$765,900	-$936,100	-$425,500	-$425,500	-$425,500	$0	$0	-$765,900
Ending Balance	$2,153,000	$1,642,400	$1,642,400	$1,642,400	$1,642,400	$2,067,900	$2,493,400	$2,153,000
COI Fuel Inv Avail @ 75%	$0	$0	$0	$0	$621,000	$310,500	$0	$0
COI Merch Inv Avail @ 50%								
COI AR Avail @ 80%	$1,722,400	$1,313,920	$1,313,920	$1,313,920	$1,313,920	$1,654,320	$1,994,720	$1,722,400
Total Availability	$1,722,400	$1,313,920	$1,313,920	$1,313,920	$1,934,920	$1,964,820	$1,994,720	$1,722,400
Availability Less Cum Cash Position	$497,650	$599,770	$539,520	$539,520	$322,520	$352,420	$382,320	$1,250,400
Collateral Analysis - Raw Collateral								
Raw Inventory	$0	$0	$0	$0	$828,000	$414,000	$0	$0
Raw Receivables	$2,153,000	$1,642,400	$1,642,400	$1,642,400	$1,642,400	$2,067,900	$2,493,400	$2,153,000
Raw Collateral	$2,153,000	$1,642,400	$1,642,400	$1,642,400	$2,470,400	$2,481,900	$2,493,400	$2,153,000
Raw Collateral in Excess of Cumulative Cash	**$928,250**	**$928,250**	**$868,000**	**$868,000**	**$858,000**	**$869,500**	**$881,000**	**$1,681,000**

Tuesday 3/3/2009	Wednesday 3/4/2009	Thursday 3/5/2009	Friday 3/6/2009	Saturday 3/7/2009	Sunday 3/8/2009	Monday 3/9/2009	Tuesday 3/10/2009	Wednesday 3/11/2009	Thursday 3/12/2009
230,000	230,000	230,000	230,000	230,000	230,000	230,000	230,000	230,000	230,000
$1.85	$1.85	$1.85	$1.85	$1.85	$1.85	$1.85	$1.85	$1.85	$1.85
$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500
$170,200	$170,200	$170,200	$170,200			$510,600	$170,200	$170,200	$170,200
$765,900	$255,300	$255,300	$255,300			$255,300	$765,900	$255,300	$255,300
$936,100	$425,500	$425,500	$425,500	$0	$0	$765,900	$936,100	$425,500	$425,500
$936,100	$425,500	$425,500	$425,500	$0	$0	$765,900	$936,100	$425,500	$425,500
230,000	230,000	230,000	690,000			230,000	230,000	230,000	230,000
$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80
$414,000	$414,000	$414,000	$1,242,000	$0	$0	$414,000	$414,000	$414,000	$414,000
		$439,841				$439,841			
								$7,000	
								$53,250	
$4,000	$4,000	$4,000	$4,000			$4,000	$4,000	$4,000	$4,000
$7,500	$7,500	$7,500	$7,500			$7,500	$7,500	$7,500	$7,500
$425,500	$425,500	$865,341	$1,253,500	$0	$0	$865,341	$425,500	$485,750	$425,500
$510,600	$0	-$439,841	-$828,000	$0	$0	-$99,441	$510,600	-$60,250	$0
$38,600	$38,600	-$401,241	-$1,229,241	-$1,229,241	-$1,229,241	-$1,326,682	-$816,082	-$878,332	-$878,332
$0	$0	$0	$0	$828,000	$414,000	$0	$0	$0	$0
$414,000	$414,000	$414,000	$1,242,000	$0	$0	$414,000	$414,000	$414,000	$414,000
-$414,000	-$414,000	-$414,000	-$414,000	-$414,000	-$414,000	-$414,000	-$414,000	-$414,000	-$414,000
$0	$0	$0	$828,000	$414,000	$0	$0	$0	$0	$0
$2,153,000	$1,642,400	$1,642,400	$1,642,400	$1,642,400	$2,067,900	$2,493,400	$2,153,000	$1,642,400	$1,642,400
$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500
-$936,100	-$425,500	-$425,500	-$425,500	$0	$0	-$765,900	-$936,100	-$425,500	-$425,500
$1,642,400	$1,642,400	$1,642,400	$1,642,400	$2,067,900	$2,493,400	$2,153,000	$1,642,400	$1,642,400	$1,642,400
$0	$0	$0	$621,000	$310,500	$0	$0	$0	$0	$0
$1,313,920	$1,313,920	$1,313,920	$1,313,920	$1,654,320	$1,994,720	$1,722,400	$1,313,920	$1,313,920	$1,313,920
$1,313,920	$1,313,920	$1,313,920	$1,934,920	$1,964,820	$1,994,720	$1,722,400	$1,313,920	$1,313,920	$1,313,920
$1,352,620	$1,352,620	$912,679	$706,679	$735,579	$765,479	$393,718	$495,838	$435,588	$435,588
$0	$0	$0	$828,000	$414,000	$0	$0	$0	$0	$0
$1,642,400	$1,642,400	$1,642,400	$1,642,400	$2,067,900	$2,493,400	$2,153,000	$1,642,400	$1,642,400	$1,642,400
$1,642,400	$1,642,400	$1,642,400	$2,470,400	$2,481,900	$2,493,400	$2,153,000	$1,642,400	$1,642,400	$1,642,400
$1,681,000	**$1,681,000**	**$1,241,159**	**$1,241,159**	**$1,252,659**	**$1,264,159**	**$824,318**	**$824,318**	**$764,068**	**$764,068**

Friday 3/13/2009	Saturday 3/14/2009	Sunday 3/15/2009	Monday 3/16/2009	Tuesday 3/17/2009	Wednesday 3/18/2009	Thursday 3/19/2009	Friday 3/20/2009	Saturday 3/21/2009	Sunday 3/22/2009
230,000	230,000	230,000	230,000	230,000	230,000	230,000	230,000	230,000	230,000
$1.85	$1.85	$1.85	$1.85	$1.85	$1.85	$1.85	$1.85	$1.85	$1.85
$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500
$170,200			$510,600	$170,200	$170,200	$170,200	$170,200		
$255,300			$255,300	$765,900	$255,300	$255,300	$255,300		
$425,500	$0	$0	$765,900	$936,100	$425,500	$425,500	$425,500	$0	$0
			$60,000						
$425,500	$0	$0	$825,900	$936,100	$425,500	$425,500	$425,500	$0	$0
690,000			230,000	230,000	230,000	230,000	690,000		
$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80
$1,242,000	$0	$0	$414,000	$414,000	$414,000	$414,000	$1,242,000	$0	$0
$10,000									
$4,000			$4,000	$4,000	$4,000	$4,000	$4,000		
$7,500			$7,500	$7,500	$7,500	$7,500	$7,500		
$1,263,500	$0	$0	$425,500	$425,500	$425,500	$425,500	$1,253,500	$0	$0
-$838,000	$0	$0	$400,400	$510,600	$0	$0	-$828,000	$0	$0
-$1,716,332	-$1,716,332	-$1,716,332	-$1,315,932	-$805,332	-$805,332	-$805,332	-$1,633,332	-$1,633,332	-$1,633,332
$0	$828,000	$414,000	$0	$0	$0	$0	$0	$828,000	$414,000
$1,242,000	$0	$0	$414,000	$414,000	$414,000	$414,000	$1,242,000	$0	$0
-$414,000	-$414,000	-$414,000	-$414,000	-$414,000	-$414,000	-$414,000	-$414,000	-$414,000	-$414,000
$828,000	$414,000	$0	$0	$0	$0	$0	$828,000	$414,000	$0
$1,642,400	$1,642,400	$2,067,900	$2,493,400	$2,153,000	$1,642,400	$1,642,400	$1,642,400	$1,642,400	$2,067,900
$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500
-$425,500	$0	$0	-$765,900	-$936,100	-$425,500	-$425,500	-$425,500	$0	$0
$1,642,400	$2,067,900	$2,493,400	$2,153,000	$1,642,400	$1,642,400	$1,642,400	$1,642,400	$2,067,900	$2,493,400
$621,000	$310,500	$0	$0	$0	$0	$0	$621,000	$310,500	$0
$1,313,920	$1,654,320	$1,994,720	$1,722,400	$1,313,920	$1,313,920	$1,313,920	$1,313,920	$1,654,320	$1,994,720
$1,934,920	$1,964,820	$1,994,720	$1,722,400	$1,313,920	$1,313,920	$1,313,920	$1,934,920	$1,964,820	$1,994,720
$218,588	$248,488	$278,388	$406,468	$508,588	$508,588	$508,588	$301,588	$331,488	$361,388
$828,000	$414,000	$0	$0	$0	$0	$0	$828,000	$414,000	$0
$1,642,400	$2,067,900	$2,493,400	$2,153,000	$1,642,400	$1,642,400	$1,642,400	$1,642,400	$2,067,900	$2,493,400
$2,470,400	$2,481,900	$2,493,400	$2,153,000	$1,642,400	$1,642,400	$1,642,400	$2,470,400	$2,481,900	$2,493,400
$754,068	**$765,568**	**$777,068**	**$837,068**	**$837,068**	**$837,068**	**$837,068**	**$837,068**	**$848,568**	**$860,068**

Monday 3/23/2009	Tuesday 3/24/2009	Wednesday 3/25/2009	Thursday 3/26/2009	Friday 3/27/2009	Saturday 3/28/2009	Sunday 3/29/2009	Monday 3/30/2009	Tuesday 3/31/2009
230,000	230,000	230,000	230,000	230,000	230,000	230,000	230,000	230,000
$1.85	$1.85	$1.85	$1.85	$1.85	$1.85	$1.85	$1.85	$1.85
$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500
$510,600	$170,200	$170,200	$170,200	$170,200			$510,600	$170,200
$255,300	$765,900	$255,300	$255,300	$255,300			$255,300	$765,900
$765,900	$936,100	$425,500	$425,500	$425,500	$0	$0	$765,900	$936,100
$765,900	$936,100	$425,500	$425,500	$425,500	$0	$0	$765,900	$936,100
230,000	230,000	230,000	230,000	690,000			230,000	230,000
$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80
$414,000	$414,000	$414,000	$414,000	$1,242,000	$0	$0	$414,000	$414,000
		$7,000						
		$53,250						
				$10,000				
$4,000	$4,000	$4,000	$4,000	$4,000			$4,000	$4,000
$7,500	$7,500	$7,500	$7,500	$7,500			$7,500	$7,500
$425,500	$425,500	$485,750	$425,500	$1,263,500	$0	$0	$425,500	$425,500
$340,400	$510,600	-$60,250	$0	-$838,000	$0	$0	$340,400	$510,600
-$1,292,932	-$782,332	-$842,582	-$842,582	-$1,680,582	-$1,680,582	-$1,680,582	-$1,340,182	-$829,582
$0	$0	$0	$0	$0	$828,000	$414,000	$0	$0
$414,000	$414,000	$414,000	$414,000	$1,242,000	$0	$0	$414,000	$414,000
-$414,000	-$414,000	-$414,000	-$414,000	-$414,000	-$414,000	-$414,000	-$414,000	-$414,000
$0	$0	$0	$0	$828,000	$414,000	$0	$0	$0
$2,493,400	$2,153,000	$1,642,400	$1,642,400	$1,642,400	$1,642,400	$2,067,900	$2,493,400	$2,153,000
$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500
-$765,900	-$936,100	-$425,500	-$425,500	-$425,500	$0	$0	-$765,900	-$936,100
$2,153,000	$1,642,400	$1,642,400	$1,642,400	$1,642,400	$2,067,900	$2,493,400	$2,153,000	$1,642,400
$0	$0	$0	$0	$621,000	$310,500	$0	$0	$0
$1,722,400	$1,313,920	$1,313,920	$1,313,920	$1,313,920	$1,654,320	$1,994,720	$1,722,400	$1,313,920
$1,722,400	$1,313,920	$1,313,920	$1,313,920	$1,934,920	$1,964,820	$1,994,720	$1,722,400	$1,313,920
$429,468	$531,588	$471,338	$471,338	$254,338	$284,238	$314,138	$382,218	$484,338
$0	$0	$0	$0	$828,000	$414,000	$0	$0	$0
$2,153,000	$1,642,400	$1,642,400	$1,642,400	$1,642,400	$2,067,900	$2,493,400	$2,153,000	$1,642,400
$2,153,000	$1,642,400	$1,642,400	$1,642,400	$2,470,400	$2,481,900	$2,493,400	$2,153,000	$1,642,400
$860,068	**$860,068**	**$799,818**	**$799,818**	**$789,818**	**$801,318**	**$812,818**	**$812,818**	**$812,818**

Wednesday 4/1/2009	Thursday 4/2/2009	Friday 4/3/2009	Saturday 4/4/2009	Sunday 4/5/2009	Monday 4/6/2009	Tuesday 4/7/2009	Wednesday 4/8/2009	Thursday 4/9/2009	Friday 4/10/2009	Saturday 4/11/2009	Sunday 4/12/2009	Monday 4/13/2009	Tuesday 4/14/2009
230 000	230 000	230 000	230 000	230 000	230 000	230 000	230 000	230 000	230 000	230 000	230 000	230 000	230 000
$1 85	$1 85	$1 85	$1 85	$1 85	$1 85	$1 85	$1 85	$1 85	$1 85	$1 85	$1 85	$1 85	$1 85
$425 500	$425 500	$425 500	$425 500	$425 500	$425 500	$425 500	$425 500	$425 500	$425 500	$425 500	$425 500	$425 500	$425 500
$170,200	$170 200	$170 200			$510 600	$170,200	$170 200	$170 200	$170 200			$510,600	$170,200
$255,300	$255 300	$255 300			$255,300	$765 900	$255 300	$255 300	$255 300			$255 300	$765 900
$425 500	$425 500	$425 500	$0	$0	$765 900	$936 100	$425 500	$425 500	$425 500	$0	$0	$765 900	$936 100
$800 000													
$1 226 500	$425 500	$425 500	$0	$0	$765 900	$936 100	$425 500	$425 500	$425 500	$0	$0	$765 900	$936 100
230 000	230 000	690 000			230 000	230 000	230 000	230 000	690 000			230.000	230 000
$1 80	$1 80	$1 80	$1 80	$1 80	$1 80	$1 80	$1 80	$1 80	$1 80	$1 80	$1 80	$1 80	$1 80
$414,000	$414 000	$1 242 000	$0	$0	$414 000	$414,000	$414,000	$414 000	$1 242,000	$0	$0	$414 000	$414 000
$439 841					$439,841								
							$7 000						
							$53 250						
									$10 000				
$4,000	$4,000	$4,000			$4,000	$4 000	$4 000	$4,000	$4 000			$4 000	$4 000
$7,500	$7,500	$7,500			$7,500	$7,500	$7 500	$7 500	$7 500			$7 500	$7,500
$865,341	$425,500	$1,263 500	$0	$0	$865,341	$425,500	$485,750	$425,500	$1,263 500	$0	$0	$425,500	$425,500
$360 159	$0	-$828 000	$0	$0	-$99 441	$510 600	-$60 250	$0	-$838 000	$0	$0	$340,400	$510,600
-$469,423	-$469 423	-$1,297 423	-$1 297 423	-$1,297 423	-$1,386,864	-$886 264	-$946 514	-$946 514	-$1,784 514	-$1 784,514	-$1 784,514	-$1 444 114	-$933 514
$0	$0	$0	$828 000	$414 000	$0	$0	$0	$0	$0	$828 000	$414 000	$0	$0
$414 000	$414,000	$1,242,000	$0	$0	$414 000	$414,000	$414 000	$414,000	$1 242,000	$0	$0	$414 000	$414 000
-$414,000	-$414,000	-$414,000	-$414,000	-$414 000	-$414,000	-$414 000	-$414,000	-$414,000	-$414,000	-$414 000	-$414,000	-$414,000	-$414 000
$0	$0	$828,000	$414 000	$0	$0	$0	$0	$0	$828,000	$414,000	$0	$0	$0
$1,642,400	$1,642,400	$1,642 400	$1,642,400	$2,067 900	$2,493,400	$2,153 000	$1,642,400	$1,642,400	$1,642,400	$1,642,400	$2,067,900	$2,493,400	$2 153,000
$425,500	$425,500	$425 500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425,500	$425 500	$425,500	$425,500
-$425 500	-$425,500	-$425,500	$0	$0	-$765,900	-$936,100	-$425,500	-$425 500	-$425 500	$0	$0	-$765,900	-$936 100
$1,642,400	$1,642,400	$1 642,400	$2,067,900	$2 493,400	$2,153,000	$1,642 400	$1,642,400	$1 642,400	$1,642 400	$2,067,900	$2 493 400	$2 153,000	$1,642,400
$0	$0	$621,000	$310 500	$0	$0	$0	$0	$0	$621,000	$310,500	$0	$0	$0
$1 313 920	$1,313,920	$1 313,920	$1,654,820	$1,994,720	$1,722 400	$1,313,920	$1,313,920	$1 313,920	$1,313,920	$1,854,820	$1,994 720	$1 722 400	$1 313,920
$1,313,920	$1,313,920	$1,934 920	$1,964,820	$1,994 720	$1,722,400	$1,313,920	$1 313,920	$1,313,920	$1,934 920	$1,964,820	$1,994 720	$1,722,400	$1,313,920
$844,497	$844,497	$637 497	$867,397	$897,297	$325,536	$427,656	$367 406	$367,406	$160 406	$180,306	$210,206	$278,286	$380 406
$0	$0	$828 000	$414 000	$0	$0	$0	$0	$0	$828 000	$414,000	$0	$0	$0
$1,642,400	$1,642,400	$1 642,400	$2,067,900	$2,493,400	$2,153,000	$1,642,400	$1,642,400	$1,642,400	$1 642 400	$2,067,900	$2,493,400	$2 153,000	$1,642,400
$1,642,400	$1,642,400	$2,470,400	$2,481,900	$2,493,400	$2 153 000	$1,642,400	$1,642,400	$1,642 400	$2,470 400	$2,481,900	$2,493,400	$2,153,000	$1,642 400
$1,172,977	**$1,172,977**	**$1,172,977**	**$1,184,477**	**$1,195,977**	**$756,136**	**$756,136**	**$695,886**	**$695,886**	**$685,886**	**$697,386**	**$708,886**	**$708,886**	**$708,886**

Wednesday 4/15/2009	Thursday 4/16/2009	Friday 4/17/2009	Saturday 4/18/2009	Sunday 4/19/2009	Monday 4/20/2009	Tuesday 4/21/2009	Wednesday 4/22/2009	Thursday 4/23/2009	Friday 4/24/2009	Saturday 4/25/2009	Sunday 4/26/2009	Monday 4/27/2009	Tuesday 4/28/2009

Wednesday 4/29/2009	Thursday 4/30/2009	Friday 5/1/2009	Saturday 5/2/2009	Sunday 5/3/2009	Monday 5/4/2009	Tuesday 5/5/2009	Wednesday 5/6/2009	Thursday 5/7/2009	Friday 5/8/2009	Saturday 5/9/2009	Sunday 5/10/2009	Monday 5/11/2009	Tuesday 5/12/2009	Wednesday 5/13/2009	Thursday 5/14/2009	Friday 5/15/2009	Saturday 5/16/2009	Sunday 5/17/2009	Monday 5/18/2009	Tuesday 5/19/2009	Wednesday 5/20/2009	Thursday 5/21/2009

Friday	Saturday	Sunday	Monday	Tuesday	Wednesday	Thursday	Friday	Saturday	Sunday
5/22/2009	5/23/2009	5/24/2009	5/25/2009	5/26/2009	5/27/2009	5/28/2009	5/29/2009	5/30/2009	5/31/2009
			Bank Holiday						

Crescent Stores Corporation

	Friday 2/6/2009	Saturday 2/7/2009	Sunday 2/8/2009	Monday 2/9/2009	Tuesday 2/10/2009	Wednesday 2/11/2009	Thursday 2/12/2009	Friday 2/13/2009	Saturday 2/14/2009	Sunday 2/15/2009	Monday 2/16/2009 Bank Holiday
Gallons Sold					120,000	120,000	120,000	120,000	120,000	120,000	120,000
Average Sale Price		$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89
CSC Fuel Sales		$0	$0	$0	$226,800	$226,800	$226,800	$226,800	$226,800	$226,800	$226,800
CSC Merchandise Sales		$0	$0		$45,000	$45,000	$45,000	$45,000	$45,000	$45,000	$45,000
Cash Receipts				$0	$0	$108,720	$108,720	$108,720			
Credit Card Receipts					$0	$0	$163,080	$163,080			
Total Receipts	$0	$0	$0	$0	$0	$108,720	$271,800	$271,800	$0	$0	$0
Rents											
Incentive Income											
Total Cash In	$0	$0	$0	$0	$0	$108,720	$271,800	$271,800	$0	$0	$0
Cash Outflows											
Gallons Purchased	0				120,000	120,000	120,000	480,000			
Per Gallon Price (includes Excise Taxes)	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80
Vendor Fuel Payments	$0			$0	$216,000	$216,000	$216,000	$864,000			
Vendor Fuel Payments (CP Terms)											
Merchandise Vendors						$50,000	$50,000	$50,000			
Rents											
Payroll-Officers and directors											
Payroll-Corporate employees											
Payroll C-Store Employees						$115,000					
Payroll Taxes											
401(k)											
Sales Taxes											
Telephone and Utilities											
Non M & I Debt Payments											
Real Estate Capital Lease Payments											
Equipment Lease Payments											
Insurance											
Repairs & Maintenance					$2,000	$2,000	$2,000	$2,000			
Other Opex					$2,500	$2,500	$2,500	$2,500			
Total Cash Out	$0	$0	$0	$0	$220,500	$385,500	$270,500	$918,500	$0	$0	$0
Ending Daily Cash Position	$0	$0	$0	$0	-$220,500	-$276,780	$1,300	-$646,700	$0	$0	$0
Ending Cumulative Cash Position	$0	$0	$0	$0	-$220,500	-$497,280	-$495,980	-$1,142,680	-$1,142,680	-$1,142,680	-$1,142,680
Inventory Rollforward - Merchandise											
Beginning Balance		$0	$0	$0	$0	-$32,400	-$14,800	$2,800	$20,400	-$12,000	-$44,400
Purchases		$0	$0	$0	$0	$50,000	$50,000	$50,000	$0	$0	$0
Sales @ Cost		$0	$0	$0	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400
Ending Balance		$0	$0	$0	-$32,400	-$14,800	$2,800	$20,400	-$12,000	-$44,400	-$76,800
Inventory Rollforward - Fuel											
Beginning Balance		$0	$0	$0	$0	$0	$0	$0	$648,000	$432,000	$216,000
Purchases	$0	$0	$0	$0	$216,000	$216,000	$216,000	$864,000	$0	$0	$0
Sales @ Cost		$0	$0	$0	-$216,000	-$216,000	-$216,000	-$216,000	-$216,000	-$216,000	-$216,000
Ending Balance	$0	$0	$0	$0	$0	$0	$0	$648,000	$432,000	$216,000	$0
Accounts Receivable											
Beginning Balance		$0	$0	$0	$0	$271,800	$434,880	$434,880	$434,880	$706,680	$978,480
Sales		$0	$0	$0	$271,800	$271,800	$271,800	$271,800	$271,800	$271,800	$271,800
Collections		$0	$0	$0	$0	-$108,720	-$271,800	-$271,800	$0	$0	$0
Ending Balance		$0	$0	$0	$271,800	$434,880	$434,880	$434,880	$706,680	$978,480	$1,250,280
CSC Store Inv Avail @ 50%	$0	$0	$0	$0	-$16,200	-$7,400	$1,400	$10,200	-$6,000	-$22,200	-$38,400
CSC Fuel Inv Avail @ 75%		$0	$0	$0	$0	$0	$0	$486,000	$324,000	$162,000	$0
CSC AR Avail @ 80%	$0	$0	$0	$0	$217,440	$347,904	$347,904	$347,904	$565,344	$782,784	$1,000,224
Total Availability	$0	$0	$0	$0	$201,240	$340,504	$349,304	$844,104	$883,344	$922,584	$961,824
Availability Less Cum Cash Position	$0	$0	$0	$0	-$19,260	-$156,776	-$146,676	-$298,576	-$259,336	-$220,096	-$180,856
Collateral Analysis - Raw Collateral											
Raw Inventory	$0	$0	$0	$0	$0	$0	$0	$648,000	$432,000	$216,000	$0
Raw Receivables	$0	$0	$0	$0	$271,800	$434,880	$434,880	$434,880	$706,680	$978,480	$1,250,280
Raw Collateral	$0	$0	$0	$0	$271,800	$434,880	$434,880	$1,082,880	$1,138,680	$1,194,480	$1,250,280
Raw Collateral in Excess of Cum Cash	**$0**	**$0**	**$0**	**$0**	**$51,300**	**-$62,400**	**-$61,100**	**-$59,800**	**-$4,000**	**$51,800**	**$107,600**

	Tuesday 2/17/2009	Wednesday 2/18/2009	Thursday 2/19/2009	Friday 2/20/2009	Saturday 2/21/2009	Sunday 2/22/2009	Monday 2/23/2009	Tuesday 2/24/2009	Wednesday 2/25/2009	Thursday 2/26/2009	Friday 2/27/2009
Gallons Sold	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000
Average Sale Price	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89
CSC Fuel Sales	$226,800	$226,800	$226,800	$226,800	$226,800	$226,800	$226,800	$226,800	$226,800	$226,800	$226,800
CSC Merchandise Sales	$45,000	$45,000	$45,000	$45,000	$45,000	$45,000	$45,000	$45,000	$45,000	$45,000	$45,000
Cash Receipts	$434,880	$90,720	$90,720	$90,720			$326,160	$108,720	$90,720	$90,720	$90,720
Credit Card Receipts	$163,080	$652,320	$163,080	$163,080			$163,080	$489,240	$163,080	$163,080	$163,080
Total Receipts	$597,960	$743,040	$253,800	$253,800	$0	$0	$489,240	$597,960	$253,800	$253,800	$253,800
Rents											
Incentive Income	$60,000										
Total Cash In	$657,960	$743,040	$253,800	$253,800	$0	$0	$489,240	$597,960	$253,800	$253,800	$253,800
Cash Outflows											
Gallons Purchased	120,000	120,000	120,000	360,000			120,000	120,000	120,000	120,000	360,000
Per Gallon Price (includes Excise Taxes)	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80
Vendor Fuel Payments	$216,000	$216,000	$216,000	$648,000	$0	$0	$216,000	$216,000	$216,000	$216,000	$648,000
Vendor Fuel Payments (CP Terms)											
Merchandise Vendors	$100,000	$50,000	$50,000	$50,000			$50,000	$50,000	$50,000	$50,000	$50,000
Rents											
Payroll-Officers and directors											
Payroll-Corporate employees											
Payroll C-Store Employees		$115,000							$115,000		
Payroll Taxes											
401(k)											
Sales Taxes											
Telephone and Utilities											
Non M & I Debt Payments											
Real Estate Capital Lease Payments											
Equipment Lease Payments											
Insurance											
Repairs & Maintenance	$2,000	$2,000	$2,000	$2,000			$2,000	$2,000	$2,000	$2,000	$2,000
Other Opex	$2,500	$2,500	$2,500	$2,500			$2,500	$2,500	$2,500	$2,500	$2,500
Total Cash Out	$320,500	$385,500	$270,500	$702,500	$0	$0	$270,500	$270,500	$385,500	$270,500	$702,500
Ending Daily Cash Position	$337,460	$357,540	-$16,700	-$448,700	$0	$0	$218,740	$327,460	-$131,700	-$16,700	-$448,700
Ending Cumulative Cash Position	-$805,220	-$447,680	-$464,380	-$913,080	-$913,080	-$913,080	-$694,340	-$366,880	-$498,580	-$515,280	-$963,980
Inventory Rollforward - Merchandise											
Beginning Balance	-$76,800	-$9,200	$8,400	$26,000	$43,600	$11,200	-$21,200	-$3,600	$14,000	$31,600	$49,200
Purchases	$100,000	$50,000	$50,000	$50,000	$0	$0	$50,000	$50,000	$50,000	$50,000	$50,000
Sales @ Cost	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400	-$32,400
Ending Balance	-$9,200	$8,400	$26,000	$43,600	$11,200	-$21,200	-$3,600	$14,000	$31,600	$49,200	$66,800
Inventory Rollforward - Fuel											
Beginning Balance	$0	$0	$0	$0	$432,000	$216,000	$0	$0	$0	$0	$0
Purchases	$216,000	$216,000	$216,000	$648,000	$0	$0	$216,000	$216,000	$216,000	$216,000	$648,000
Sales @ Cost	-$216,000	-$216,000	-$216,000	-$216,000	-$216,000	-$216,000	-$216,000	-$216,000	-$216,000	-$216,000	-$216,000
Ending Balance	$0	$0	$0	$432,000	$216,000	$0	$0	$0	$0	$0	$432,000
Accounts Receivable											
Beginning Balance	$1,250,280	$924,120	$452,880	$470,880	$488,880	$760,680	$1,032,480	$815,040	$488,880	$506,880	$524,880
Sales	$271,800	$271,800	$271,800	$271,800	$271,800	$271,800	$271,800	$271,800	$271,800	$271,800	$271,800
Collections	-$597,960	-$743,040	-$253,800	-$253,800	$0	$0	-$489,240	-$597,960	-$253,800	-$253,800	-$253,800
Ending Balance	$924,120	$452,880	$470,880	$488,880	$760,680	$1,032,480	$815,040	$488,880	$506,880	$524,880	$542,880
CSC Store Inv Avail @ 50%	-$4,600	$4,200	$13,000	$21,800	$5,600	-$10,600	-$1,800	$7,000	$15,800	$24,600	$33,400
CSC Fuel Inv Avail @ 75%	$0	$0	$0	$324,000	$162,000	$0	$0	$0	$0	$0	$324,000
CSC AR Avail @ 80%	$739,296	$362,304	$376,704	$391,104	$608,544	$825,984	$652,032	$391,104	$405,504	$419,904	$434,304
Total Availability	$734,696	$366,504	$389,704	$736,904	$776,144	$815,384	$650,232	$398,104	$421,304	$444,504	$791,704
Availability Less Cum Cash Position	-$70,524	-$81,176	-$74,676	-$176,176	-$136,936	-$97,696	-$44,108	$31,224	-$77,276	-$70,776	-$172,276
Collateral Analysis - Raw Collateral											
Raw Inventory	$0	$0	$0	$432,000	$216,000	$0	$0	$0	$0	$0	$432,000
Raw Receivables	$924,120	$452,880	$470,880	$488,880	$760,680	$1,032,480	$815,040	$488,880	$506,880	$524,880	$542,880
Raw Collateral	$924,120	$452,880	$470,880	$920,880	$976,680	$1,032,480	$815,040	$488,880	$506,880	$524,880	$974,880
Raw Collateral in Excess of Cum Cash	**$118,900**	**$5,200**	**$6,500**	**$7,800**	**$63,600**	**$119,400**	**$120,700**	**$122,000**	**$8,300**	**$9,600**	**$10,900**

Saturday 2/28/2009	Sunday 3/1/2009	Monday 3/2/2009	Tuesday 3/3/2009	Wednesday 3/4/2009	Thursday 3/5/2009	Friday 3/6/2009	Saturday 3/7/2009	Sunday 3/8/2009
120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000
$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89
$226,800	$226,800	$226,800	$226,800	$226,800	$226,800	$226,800	$226,800	$226,800
$45,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000
		$328,160	$110,720	$90,720	$90,720	$90,720		
		$183,080	$492,240	$166,080	$166,080	$166,080		
$0	$0	$491,240	$602,960	$256,800	$256,800	$256,800	$0	$0
$0	$0	$491,240	$602,960	$256,800	$256,800	$256,800	$0	$0
		120,000	120,000	120,000	120,000	360,000		
$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80
$0	$0	$216,000	$216,000	$216,000	$216,000	$648,000	$0	$0
		$52,500	$52,500	$52,500	$52,500	$52,500		
				$100,000				
		$2,000	$2,000	$2,000	$2,000	$2,000		
		$2,500	$2,500	$2,500	$2,500	$2,500		
$0	$0	$273,000	$273,000	$373,000	$273,000	$705,000	$0	$0
$0	$0	$218,240	$326,960	-$116,200	-$15,200	-$443,200	$0	$0
-$963,980	-$963,980	-$745,740	-$415,780	-$631,980	-$548,180	-$996,380	-$996,380	-$996,380
$66,600	$34,400	-$1,600	$14,900	$31,400	$47,900	$64,400	$80,900	$44,900
$0	$0	$52,500	$52,500	$52,500	$52,500	$52,500	$0	$0
-$32,400	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000
$34,400	-$1,600	$14,900	$31,400	$47,900	$64,400	$80,900	$44,900	$8,900
$432,000	$216,000	$0	$0	$0	$0	$0	$432,000	$216,000
$0	$0	$216,000	$216,000	$216,000	$216,000	$648,000	$0	$0
-$216,000	-$216,000	-$216,000	-$216,000	-$216,000	-$216,000	$216,000	-$216,000	-$216,000
$216,000	$0	$0	$0	$0	$0	$432,000	$216,000	$0
$542,880	$814,680	$1,091,480	$877,040	$550,880	$570,880	$590,880	$610,880	$887,680
$271,800	$276,800	$276,800	$276,800	$276,800	$276,800	$276,800	$276,800	$276,800
$0	$0	-$491,240	-$602,960	-$256,800	-$256,800	-$256,800	$0	$0
$814,680	$1,091,480	$877,040	$550,880	$570,880	$590,880	$610,880	$887,680	$1,164,480
$17,200	-$800	$7,450	$15,700	$23,950	$32,200	$40,450	$22,450	$4,450
$162,000	$0	$0	$0	$0	$0	$324,000	$162,000	$0
$651,744	$873,184	$701,632	$440,704	$456,704	$472,704	$488,704	$710,144	$931,584
$830,944	$872,384	$709,082	$456,404	$480,654	$504,904	$853,154	$894,594	$936,034
-$133,036	-$91,596	$36,858	$40,624	-$51,326	-$43,276	-$143,226	-$101,786	-$60,346
$216,000	$0	$0	$0	$0	$0	$432,000	$216,000	$0
$814,680	$1,091,480	$877,040	$550,880	$570,880	$590,880	$610,880	$887,680	$1,164,480
$1,030,680	$1,091,480	$877,040	$550,880	$570,880	$590,880	$1,042,880	$1,103,680	$1,164,480
$66,700	**$127,500**	**$131,300**	**$135,100**	**$38,900**	**$42,700**	**$46,500**	**$107,300**	**$168,100**

Monday 3/9/2009	Tuesday 3/10/2009	Wednesday 3/11/2009	Thursday 3/12/2009	Friday 3/13/2009	Saturday 3/14/2009	Sunday 3/15/2009	Monday 3/16/2009
120,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89
$226,800	$236,250	$236,250	$236,250	$236,250	$236,250	$236,250	$236,250
$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000
$332,160	$110,720	$90,720	$90,720	$90,720			$343,500
$166,080	$498,240	$166,080	$171,750	$171,750			$171,750
$498,240	$608,960	$256,800	$262,470	$262,470	$0	$0	$515,250
							$60,000
$498,240	$608,960	$256,800	$262,470	$262,470	$0	$0	$575,250
125,000	125,000	125,000	125,000	375,000			125,000
$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80
$225,000	$225,000	$225,000	$225,000	$675,000	$0	$0	$225,000
$52,500	$52,500	$52,500	$52,500	$52,500			$52,500
		$100,000					
$2,000	$2,000	$2,000	$2,000	$2,000			$2,000
$2,500	$2,500	$2,500	$2,500	$2,500			$2,500
$282,000	$262,000	$382,000	$282,000	$732,000	$0	$0	$282,000
$216,240	$326,960	-$125,200	-$19,530	-$469,530	$0	$0	$293,250
-$780,140	-$453,180	-$578,380	-$597,910	-$1,067,440	-$1,067,440	-$1,067,440	$774,190
$8,900	$25,400	$41,900	$58,400	$74,900	$91,400	$55,400	$19,400
$52,500	$52,500	$52,500	$52,500	$52,500	$0	$0	$52,500
-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000
$25,400	$41,900	$58,400	$74,900	$91,400	$55,400	$19,400	$35,900
$0	$9,000	$9,000	$9,000	$9,000	$459,000	$234,000	$9,000
$225,000	$225,000	$225,000	$225,000	$675,000	$0	$0	$225,000
-$216,000	-$225,000	-$225,000	-$225,000	-$225,000	-$225,000	-$225,000	-$225,000
$9,000	$9,000	$9,000	$9,000	$459,000	$234,000	$9,000	$9,000
$1,164,480	$943,040	$620,330	$649,780	$673,560	$697,340	$983,590	$1,269,840
$276,800	$286,250	$286,250	$286,250	$286,250	$286,250	$286,250	$286,250
-$498,240	-$608,960	-$256,800	-$262,470	-$262,470	$0	$0	-$515,250
$943,040	$620,330	$649,780	$673,560	$697,340	$983,590	$1,269,840	$1,040,840
$12,700	$20,950	$29,200	$37,450	$45,700	$27,700	$9,700	$17,950
$6,750	$6,750	$6,750	$6,750	$344,250	$175,500	$6,750	$6,750
$754,432	$496,264	$519,824	$538,848	$557,872	$786,872	$1,015,872	$632,672
$773,882	$523,964	$555,774	$583,048	$947,822	$990,072	$1,032,322	$867,372
-$6,258	$70,784	-$22,606	-$14,862	-$119,618	-$77,368	-$35,118	$83,182
$9,000	$9,000	$9,000	$9,000	$459,000	$234,000	$9,000	$9,000
$943,040	$620,330	$649,780	$673,560	$697,340	$983,590	$1,269,840	$1,040,840
$952,040	$629,330	$658,780	$682,560	$1,156,340	$1,217,590	$1,278,840	$1,049,840
$171,900	**$176,150**	**$80,400**	**$84,650**	**$88,900**	**$150,150**	**$211,400**	**$275,650**

Tuesday 3/17/2009	Wednesday 3/18/2009	Thursday 3/19/2009	Friday 3/20/2009	Saturday 3/21/2009	Sunday 3/22/2009	Monday 3/23/2009	Tuesday 3/24/2009	Wednesday 3/25/2009
125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89
$236,250	$236,250	$236,250	$236,250	$236,250	$236,250	$236,250	$236,250	$236,250
$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000
$114,500	$90,720	$94,500	$94,500			$343,500	$114,500	$94,500
$515,250	$171,750	$171,750	$171,750			$171,750	$515,250	$171,750
$629,750	$262,470	$266,250	$266,250	$0	$0	$515,250	$629,750	$266,250
$629,750	$262,470	$266,250	$266,250	$0	$0	$515,250	$629,750	$266,250
125,000	125,000	125,000	375,000			125,000	125,000	125,000
$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80
$225,000	$225,000	$225,000	$675,000	$0	$0	$225,000	$225,000	$225,000
$52,500	$52,500	$52,500	$52,500			$52,500	$52,500	$52,500
	$100,000							$100,000
$2,000	$2,000	$2,000	$2,000			$2,000	$2,000	$2,000
$2,500	$2,500	$2,500	$2,500			$2,500	$2,500	$2,500
$282,000	$382,000	$282,000	$732,000	$0	$0	$282,000	$282,000	$382,000
$347,750	-$119,530	$15,750	-$465,750	$0	$0	$233,250	$347,750	-$115,750
-$426,440	-$545,970	-$561,720	-$1,027,470	-$1,027,470	-$1,027,470	-$794,220	$446,470	-$562,220
$35,900	$52,400	$68,900	$85,400	$101,900	$65,900	$29,900	$46,400	$62,900
$52,500	$52,500	$52,500	$52,500	$0	$0	$52,500	$52,500	$52,500
-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	$36,000	$36,000
$52,400	$68,900	$85,400	$101,900	$65,900	$29,900	$46,400	$62,900	$79,400
$9,000	$9,000	$9,000	$9,000	$459,000	$234,000	$9,000	$9,000	$9,000
$225,000	$225,000	$225,000	$675,000	$0	$0	$225,000	$225,000	$225,000
-$225,000	-$225,000	-$225,000	-$225,000	-$225,000	-$225,000	-$225,000	-$225,000	-$225,000
$9,000	$9,000	$9,000	$459,000	$234,000	$9,000	$9,000	$9,000	$9,000
$1,040,840	$697,340	$721,120	$741,120	$761,120	$1,047,370	$1,333,620	$1,104,620	$761,120
$286,250	$286,250	$286,250	$286,250	$286,250	$286,250	$286,250	$286,250	$286,250
-$629,750	-$262,470	-$266,250	-$266,250	$0	$0	-$515,250	-$629,750	$266,250
$697,340	$721,120	$741,120	$761,120	$1,047,370	$1,333,620	$1,104,620	$761,120	$781,120
$26,200	$34,450	$42,700	$50,950	$32,950	$14,950	$23,200	$31,450	$39,700
$6,750	$6,750	$6,750	$344,250	$175,500	$6,750	$6,750	$6,750	$6,750
$557,872	$576,896	$592,896	$608,896	$837,896	$1,066,896	$883,696	$608,896	$624,896
$590,822	$618,096	$642,346	$1,004,096	$1,046,346	$1,088,596	$913,646	$647,096	$671,346
$164,382	$72,126	$80,626	-$23,374	$18,876	$61,126	$119,426	$200,626	$109,126
$9,000	$9,000	$9,000	$459,000	$234,000	$9,000	$9,000	$9,000	$9,000
$697,340	$721,120	$741,120	$761,120	$1,047,370	$1,333,620	$1,104,620	$761,120	$781,120
$706,340	$730,120	$750,120	$1,220,120	$1,281,370	$1,342,620	$1,113,620	$770,120	$790,120
$279,900	**$184,150**	**$188,400**	**$192,650**	**$253,900**	**$315,150**	**$319,400**	**$323,650**	**$327,900**

Thursday 3/26/2009	Friday 3/27/2009	Saturday 3/28/2009	Sunday 3/29/2009	Monday 3/30/2009	Tuesday 3/31/2009	Wednesday 4/1/2009	Thursday 4/2/2009	Friday 4/3/2009	Saturday 4/4/2009
125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89
$236,250	$236,250	$236,250	$236,250	$236,250	$236,250	$236,250	$236,250	$236,250	$236,250
$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$55,000	$55,000	$55,000	$55,000
$94,500	$94,500			$343,500	$114,500	$94,500	$94,500	$94,500	
$171,750	$171,750			$171,750	$515,250	$171,750	$171,750	$174,750	
$266,250	$266,250	$0	$0	$515,250	$629,750	$266,250	$266,250	$269,250	$0
$266,250	$266,250	$0	$0	$515,250	$629,750	$266,250	$266,250	$269,250	$0
125,000	375,000			125,000	125,000	125,000	125,000	375,000	
$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80
$225,000	$675,000	$0	$0	$225,000	$225,000	$225,000	$225,000	$675,000	$0
$52,500	$52,500			$52,500	$52,500	$52,500	$52,500	$52,500	
						$100,000			
$2,000	$2,000			$2,000	$2,000	$2,000	$2,000	$2,000	
$2,500	$2,500			$2,500	$2,500	$2,500	$2,500	$2,500	
$282,000	$732,000	$0	$0	$282,000	$282,000	$382,000	$282,000	$732,000	$0
-$15,750	-$465,750	$0	$0	$233,250	$347,750	-$115,750	-$15,750	-$462,750	$0
-$677,970	-$1,043,720	-$1,043,720	-$1,043,720	-$810,470	-$462,720	$578,470	-$594,220	-$1,056,970	-$1,056,970
$79,400	$96,900	$112,400	$78,400	$40,400	$56,900	$73,400	$86,300	$99,200	$112,100
$52,500	$52,500	$0	$0	$52,500	$52,500	$52,500	$52,500	$52,500	$0
-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$36,000	-$39,600	-$39,600	-$39,600	-$39,600
$95,900	$112,400	$76,400	$40,400	$56,900	$73,400	$86,300	$99,200	$112,100	$72,500
$9,000	$9,000	$459,000	$234,000	$9,000	$9,000	$9,000	$9,000	$9,000	$459,000
$225,000	$675,000	$0	$0	$225,000	$225,000	$225,000	$225,000	$675,000	$0
-$225,000	-$225,000	-$225,000	-$225,000	-$225,000	-$225,000	$225,000	-$225,000	-$225,000	-$225,000
$9,000	$459,000	$234,000	$9,000	$9,000	$9,000	$9,000	$9,000	$459,000	$234,000
$781,120	$801,120	$821,120	$1,107,370	$1,393,620	$1,164,620	$821,120	$846,120	$871,120	$893,120
$286,250	$286,250	$286,250	$286,250	$286,250	$286,250	$291,250	$291,250	$291,250	$291,250
-$266,250	-$266,250	$0	$0	-$515,250	-$629,750	-$266,250	-$266,250	-$269,250	$0
$801,120	$821,120	$1,107,370	$1,393,620	$1,164,620	$821,120	$846,120	$871,120	$893,120	$1,184,370
$47,950	$66,200	$38,200	$20,200	$28,450	$36,700	$43,150	$49,600	$56,050	$36,250
$6,750	$344,250	$175,500	$6,750	$6,750	$6,750	$6,750	$6,750	$344,250	$175,500
$640,896	$656,896	$885,896	$1,114,896	$931,696	$656,896	$676,896	$696,896	$714,496	$947,496
$695,596	$1,067,346	$1,099,596	$1,141,846	$966,896	$700,346	$726,796	$753,246	$1,114,796	$1,159,246
$117,826	$13,626	$55,876	$98,126	$156,426	$237,626	$148,326	$159,026	$57,826	$102,276
$9,000	$459,000	$234,000	$9,000	$9,000	$9,000	$9,000	$9,000	$459,000	$234,000
$801,120	$821,120	$1,107,370	$1,393,620	$1,164,620	$821,120	$846,120	$871,120	$893,120	$1,184,370
$810,120	$1,280,120	$1,341,370	$1,402,620	$1,173,620	$830,120	$855,120	$880,120	$1,352,120	$1,418,370
$232,150	**$236,400**	**$297,650**	**$358,900**	**$363,150**	**$367,400**	**$276,650**	**$285,900**	**$295,150**	**$361,400**

Sunday 4/5/2009	Monday 4/6/2009	Tuesday 4/7/2009	Wednesday 4/8/2009	Thursday 4/9/2009	Friday 4/10/2009	Saturday 4/11/2009	Sunday 4/12/2009	Monday 4/13/2009	Tuesday 4/14/2009	Wednesday 4/15/2009	Thursday 4/16/2009	Friday 4/17/2009	Saturday 4/18/2009	Sunday 4/19/2009	Monday 4/20/2009
125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000						
$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89	$1.89						
$236,250	$236,250	$236,250	$236,250	$236,250	$236,250	$236,250	$236,250	$236,250	$236,250						
$55,000	$55,000	$55,000	$55,000	$55,000	$55,000	$55,000	$55,000	$55,000	$55,000						
	$349,500	$116,500	$94,500	$94,500	$94,500			$349,500	$116,500						
	$174,750	$524,250	$174,750	$174,750	$174,750			$174,750	$524,250						
$0	$524,250	$640,750	$269,250	$269,250	$269,250	$0	$0	$524,250	$640,750						
$0	$524,250	$640,750	$269,250	$269,250	$269,250	$0	$0	$524,250	$640,750						
	125,000	125,000	125,000	125,000	375,000			125,000	125,000						
$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80	$1.80						
$0	$225,000	$225,000	$225,000	$225,000	$675,000	$0	$0	$225,000	$225,000						
	$52,500	$52,500	$52,500	$52,500	$52,500			$52,500	$52,500						
			$100,000												
	$2,000	$2,000	$2,000	$2,000	$2,000			$2,000	$2,000						
	$2,500	$2,500	$2,500	$2,500	$2,500			$2,500	$2,500						
$0	$282,000	$282,000	$382,000	$282,000	$732,000	$0	$0	$282,000	$282,000						
$0	$242,250	$358,750	-$112,750	-$12,750	-$462,750	$0	$0	$242,250	$358,750						
-$1,056,970	-$814,720	-$455,970	-$568,720	-$581,470	-$1,044,220	-$1,044,220	-$1,044,220	-$801,970	-$443,220						
$72,500	$32,900	$45,800	$58,700	$71,600	$84,500	$97,400	$57,800	$18,200	$31,100						
$0	$52,500	$52,500	$52,500	$52,500	$52,500	$0	$0	$52,500	$52,500						
-$39,600	-$39,600	-$39,600	-$39,600	-$39,600	-$39,600	-$39,600	-$39,600	-$39,600	-$39,600						
$32,900	$45,800	$58,700	$71,600	$84,500	$97,400	$57,800	$18,200	$31,100	$44,000						
$234,000	$9,000	$9,000	$9,000	$9,000	$9,000	$459,000	$234,000	$9,000	$9,000						
$0	$225,000	$225,000	$225,000	$225,000	$675,000	$0	$0	$225,000	$225,000						
-$225,000	-$225,000	-$225,000	-$225,000	-$225,000	-$225,000	-$225,000	-$225,000	-$225,000	-$225,000						
$9,000	$9,000	$9,000	$9,000	$9,000	$459,000	$234,000	$9,000	$9,000	$9,000						
$1,184,370	$1,475,620	$1,242,620	$893,120	$915,120	$937,120	$959,120	$1,250,370	$1,541,620	$1,308,620						
$291,250	$291,250	$291,250	$291,250	$291,250	$291,250	$291,250	$291,250	$291,250	$291,250						
$0	-$524,250	-$640,750	-$269,250	-$269,250	-$269,250	$0	$0	-$524,250	-$640,750						
$1,475,620	$1,242,620	$893,120	$915,120	$937,120	$959,120	$1,250,370	$1,541,620	$1,308,620	$959,120						
$16,450	$22,900	$29,350	$35,800	$42,250	$48,700	$28,900	$9,100	$15,550	$22,000						
$6,750	$6,750	$6,750	$6,750	$6,750	$344,250	$175,500	$6,750	$6,750	$6,750						
$1,180,496	$994,096	$714,496	$732,096	$749,696	$767,296	$1,000,296	$1,233,296	$1,046,896	$767,296						
$1,203,696	$1,023,746	$750,596	$774,646	$798,696	$1,160,246	$1,204,696	$1,249,146	$1,069,196	$796,046						
$146,726	$209,026	$294,626	$205,926	$217,226	$116,026	$160,476	$204,926	$267,226	$352,826						
$9,000	$9,000	$9,000	$9,000	$9,000	$459,000	$234,000	$9,000	$9,000	$9,000						
$1,475,620	$1,242,620	$893,120	$915,120	$937,120	$959,120	$1,250,370	$1,541,620	$1,306,620	$959,120						
$1,484,620	$1,251,620	$902,120	$924,120	$946,120	$1,418,120	$1,484,370	$1,550,620	$1,317,620	$968,120						
$427,650	**$436,900**	**$445,150**	**$355,400**	**$364,650**	**$373,900**	**$440,150**	**$506,400**	**$515,650**	**$524,900**						

Tuesday 4/21/2009	Wednesday 4/22/2009	Thursday 4/23/2009	Friday 4/24/2009	Saturday 4/25/2009	Sunday 4/26/2009	Monday 4/27/2009	Tuesday 4/28/2009	Wednesday 4/29/2009	Thursday 4/30/2009	Friday 5/1/2009	Saturday 5/2/2009	Sunday 5/3/2009	Monday 5/4/2009	Tuesday 5/5/2009	Wednesday 5/6/2009	Thursday 5/7/2009	Friday 5/8/2009	Saturday 5/9/2009	Sunday 5/10/2009	Monday 5/11/2009
										$439,841							$439,841			

Tuesday 5/12/2009	Wednesday 5/13/2009	Thursday 5/14/2009	Friday 5/15/2009	Saturday 5/16/2009	Sunday 5/17/2009	Monday 5/18/2009	Tuesday 5/19/2009	Wednesday 5/20/2009	Thursday 5/21/2009	Friday 5/22/2009	Saturday 5/23/2009	Sunday 5/24/2009	Monday 5/25/2009 Bank Holiday	Tuesday 5/26/2009	Wednesday 5/27/2009	Thursday 5/28/2009	Friday 5/29/2009	Saturday 5/30/2009	Sunday 5/31/2009

Crescent Fuels, Inc

	Friday 2/6/2009	Saturday 2/7/2009	Sunday 2/8/2009	Monday 2/9/2009	Tuesday 2/10/2009	Wednesday 2/11/2009	Thursday 2/12/2009	Friday 2/13/2009	Saturday 2/14/2009	Sunday 2/15/2009	Monday 2/16/2009 Bank Holiday
Gallons Sold	0	0	0	0	0	0	0	0	0	0	0
Average Sale Price											
CSC Fuel Sales		$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
CSC Merchandise Sales	0	0	0	0	0	0	0	0	0	0	0
Cash Receipts				$0	$0	$0	$0	$0			
Credit Card Receipts					$0	$0	$0	$0			
Total Receipts	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Rents											
Incentive Income											
Total Cash in	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Cash Outflows											
Gallons Purchased	0			0	0	0	0	0			
Per Gallon Price											
Vendor Fuel Payments	$0			$0	$0	$0	$0	$0			
Vendor Fuel Payments (CP Terms)											
Merchandise Vendors				$0	$0	$0	$0	$0			
Rents											
Payroll-Officers and directors						$25,000					
Payroll-Corporate employees											
Payroll C-Store Employees						$0					
Payroll Taxes								$4,000			
401(k)											
Sales Taxes											
Telephone and Utilities					$100,000						
Non M & I Debt Payments											
Real Estate Capital Lease Payments											
Equipment Lease Payments											
Insurance								$12,000			
Repairs & Maintenance											
Other Opex								$10,000			
Total Cash Out	$0	$0	$0	$0	$100,000	$25,000	$0	$26,000	$0	$0	$0
Ending Daily Cash Position	$0	$0	$0	$0	-$100,000	-$25,000	$0	-$26,000	$0	$0	$0
Ending Cumulative Cash Position	$0			$0	-$100,000	-$125,000	-$125,000	-$151,000			

	Tuesday 2/17/2009	Wednesday 2/18/2009	Thursday 2/19/2009	Friday 2/20/2009	Saturday 2/21/2009	Sunday 2/22/2009	Monday 2/23/2009	Tuesday 2/24/2009	Wednesday 2/25/2009	Thursday 2/26/2009	Friday 2/27/2009
Gallons Sold	0	0	0	0	0	0	0	0	0	0	0
Average Sale Price											
CSC Fuel Sales	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
CSC Merchandise Sales	0	0	0	0	0	0	0	0	0	0	0
Cash Receipts	$0	$0	$0	$0			$0	$0	$0	$0	$0
Credit Card Receipts	$0	$0	$0	$0			$0	$0	$0	$0	$0
Total Receipts	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Rents											
Incentive Income	$0										
Total Cash in	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Cash Outflows											
Gallons Purchased	0	0	0	0			0	0	0	0	0
Per Gallon Price											
Vendor Fuel Payments	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Vendor Fuel Payments (CP Terms)											
Merchandise Vendors	$0	$0	$0	$0			$0	$0	$0	$0	$0
Rents											
Payroll-Officers and directors									$26,000		
Payroll-Corporate employees											
Payroll C-Store Employees		$0							$0		
Payroll Taxes											$4,000
401(k)											
Sales Taxes											
Telephone and Utilities											
Non M & I Debt Payments											
Real Estate Capital Lease Payments											
Equipment Lease Payments											
Insurance											
Repairs & Maintenance											
Other Opex				$10,000							$80,000
Total Cash Out	$0	$0	$0	$10,000	$0	$0	$0	$0	$25,000	$0	$64,000
Ending Daily Cash Position	$0	$0	$0	-$10,000	$0	$0	$0	$0	-$25,000	$0	-$64,000
Ending Cumulative Cash Position	-$151,000	-$151,000	-$151,000	-$161,000			-$161,000	-$161,000	-$186,000	-$186,000	-$250,000

Vendor Payment assumptions COD
cost includes all Federal and State

Saturday 2/28/2009	Sunday 3/1/2009	Monday 3/2/2009	Tuesday 3/3/2009	Wednesday 3/4/2009	Thursday 3/5/2009	Friday 3/6/2009	Saturday 3/7/2009	Sunday 3/8/2009	Monday 3/9/2009	Tuesday 3/10/2009	Wednesday 3/11/2009	Thursday 3/12/2009	Friday 3/13/2009	Saturday 3/14/2009	Sunday 3/15/2009	Monday 3/16/2009	Tuesday 3/17/2009	Wednesday 3/18/2009	Thursday 3/19/2009	Friday 3/20/2009	Saturday 3/21/2009	Sunday 3/22/2009	Monday 3/23/2009	Tuesday 3/24/2009	Wednesday 3/25/2009
0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
		$0	$0	$0	$0	$0			$0	$0	$0	$0	$0			$0	$0	$0	$0	$0			$0	$0	$0
		$0	$0	$0	$0	$0			$0	$0	$0	$0	$0			$0	$0	$0	$0	$0			$0	$0	$0
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
																$0									
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
		0	0	0	0	0			0	0	0	0	0			0	0	0	0	0			0	0	0
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
		$0	$0	$0	$0	$0			$0	$0	$0	$0	$0			$0	$0	$0	$0	$0			$0	$0	$0
			$5 000																						
											$25 000														$25,000
				$0							$0							$0							$0
													$4 000												
											$12,000														
						$10 000							$10 000							$10 000					
$0	$0	$0	$5 000	$0	$0	$10 000	$0	$0	$0	$0	$37,000	$0	$14 000	$0	$0	$0	$0	$0	$0	$10 000	$0	$0	$0	$0	$25,000
$0	$0	$0	$5 000	$0	$0	-$10 000	$0	$0	$0	$0	-$37 000	$0	-$14 000	$0	$0	$0	$0	$0	$0	-$10 000	$0	$0	$0	$0	-$25 000
		-$250 000	-$255,000	-$255 000	-$255 000	-$265 000			-$265 000	-$265 000	-$302,000	-$302,000	-$316 000			-$316 000	-$316 000	-$316,000	-$316 000	-$326,000			-$326 000	-$326 000	$351 000

Thursday 3/26/2009	Friday 3/27/2009	Saturday 3/28/2009	Sunday 3/29/2009	Monday 3/30/2009	Tuesday 3/31/2009	Wednesday 4/1/2009	Thursday 4/2/2009	Friday 4/3/2009	Saturday 4/4/2009	Sunday 4/5/2009	Monday 4/6/2009	Tuesday 4/7/2009	Wednesday 4/8/2009	Thursday 4/9/2009	Friday 4/10/2009	Saturday 4/11/2009	Sunday 4/12/2009	Monday 4/13/2009	Tuesday 4/14/2009	Wednesday 4/15/2009	Thursday 4/16/2009	Friday 4/17/2009	Saturday 4/18/2009	Sunday 4/19/2009	Monday 4/20/2009
0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0						
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0						
0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0						
$0	$0			$0	$0	$0	$0	$0			$0	$0	$0	$0	$0			$0	$0						
$0	$0			$0	$0	$0	$0	$0			$0	$0	$0	$0	$0			$0	$0						
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0						
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0						
0	0			0	0	0	0	0			0	0	0	0	0			0	0						
$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0						
$0	$0			$0	$0	$0	$0	$0			$0	$0	$0	$0	$0			$0	$0						
						$5,000																			
													$25,000												
						$0							$0												
	$4,000														$4,000										
															$12,000										
	$10,000							$60,000							$10,000										
$0	$14,000	$0	$0	$0	$0	$5,000	$0	$60,000	$0	$0	$0	$0	$25,000	$0	$26,000	$0	$0	$0	$0						
$0	-$14,000	$0	$0	$0	$0	-$5,000	$0	-$60,000	$0	$0	$0	$0	-$25,000	$0	-$26,000	$0	$0	$0	$0						
-$351,000	-$365,000			-$365,000	-$365,000	-$370,000	-$370,000	-$430,000			-$430,000	-$430,000	-$455,000	-$455,000	-$481,000			-$481,000	-$481,000						

Tuesday 4/21/2009	Wednesday 4/22/2009	Thursday 4/23/2009	Friday 4/24/2009	Saturday 4/25/2009	Sunday 4/26/2009	Monday 4/27/2009	Tuesday 4/28/2009	Wednesday 4/29/2009	Thursday 4/30/2009

Friday 5/1/2009	Saturday 5/2/2009	Sunday 5/3/2009	Monday 5/4/2009	Tuesday 5/5/2009	Wednesday 5/6/2009	Thursday 5/7/2009	Friday 5/8/2009	Saturday 5/9/2009	Sunday 5/10/2009	Monday 5/11/2009
$439,841							$439,841			

Tuesday	Wednesday	Thursday	Friday	Saturday	Sunday	Monday	Tuesday	Wednesday	Thursday	Friday	Saturday	Sunday	Monday	Tuesday	Wednesday	Thursday	Friday	Saturday	Sunday
5/12/2009	5/13/2009	5/14/2009	5/15/2009	5/16/2009	5/17/2009	5/18/2009	5/19/2009	5/20/2009	5/21/2009	5/22/2009	5/23/2009	5/24/2009	5/25/2009	5/26/2009	5/27/2009	5/28/2009	5/29/2009	5/30/2009	5/31/2009
													Bank Holiday						